UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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Vista Outdoor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table in exhibit required by Item 25(b) pre Exchange Act Rule 14a-6(i)(1) and 0-11.

NYSE: VSTO

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

VISTAOUTDOOR.COM

VISTA OUTDOOR INC.
1 Vista Way
Anoka, MN 55303
June 12, 2023
Dear Stockholder:
You are invited to attend the 2023 virtual Annual Meeting of Stockholders of Vista Outdoor Inc. (the "Annual Meeting"), which will be held at 9:00 a.m. Central Daylight Time on Tuesday, July 25, 2023, via a live audio webcast on the Internet. You may attend the Annual Meeting, vote your shares online and submit any questions during the meeting by visiting www.virtualshareholdermeeting.com/VSTO2023.
The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with a Notice of Internet Availability of Proxy Materials ("Notice"), which includes the information you will need to access our proxy materials online, while reducing our printing and delivery costs.
        Your vote on the proposals to be considered at the Annual Meeting is important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
       To attend the Annual Meeting online, you will need the 16-digit control number included in the Notice, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold your shares in "street name."

Sincerely,

Gary McArthur Chief Executive Officer - Interim

Michael Callahan Chair

IMPORTANT NOTICE ABOUT THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, July 25, 2023, at 9:00 a.m. Central Daylight Time
Access:
The Company will not hold an in-person Annual Meeting of Stockholders in 2023. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, the Annual Meeting will be held virtually on the Internet via a live audio webcast only. Stockholders who wish to attend the virtual Annual Meeting on July 25, 2023, may access the meeting via the following link:

                                     www.virtualshareholdermeeting.com/VSTO2023

Stockholders accessing the link will then be prompted to enter the 16-digit control number included in their Notice of Internet Availability of Proxy Materials, on their proxy card (for those who have requested printed proxy materials), or in the instructions provided by their bank, broker or other financial intermediary (for those who hold their shares in "street name"). Once admitted to the Annual Meeting, stockholders will be able to vote their shares electronically and submit any questions during the meeting.

Items of Business:
• Elect Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor's named executive officers, as disclosed in the accompanying proxy statement.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024.
• Transact any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

Record Date:	June 1, 2023
Voting by Proxy:	It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "FAQs About the Meeting and Voting" beginning on page 4 of the accompanying proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Jeffrey Ehrich General Counsel & Corporate Secretary (Interim)
June 12, 2023

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This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.
Voting matters and recommendations:

Proposal 1	Proposal 2	Proposal 3
The election of Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024.

Information regarding the proposal can be found on page 63	Information regarding the proposal can be found on page 64	Information regarding the proposal can be found on page 65
Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR

Governance Highlights:
    Vista Outdoor believes that a commitment to effective and transparent corporate governance is critical to establishing trust and credibility with investors. This commitment serves as a framework for principled leadership, responsible decision-making, monitoring of financial performance and compliance with legal requirements. Specific corporate governance practices include:
▪100% independent Board committees
▪All but one of our current directors are independent (all directors other than our Interim Chief Executive Officer).
▪Commitment to diversity and bringing fresh perspectives and expertise to the Board, having added 5 new directors in the last five years, including two diverse directors elected at the 2022 annual meeting of stockholders.
▪Independent Chair of the Board
▪Annual board and committee self-assessment and periodic external independent evaluations
▪Regular executive sessions, where independent directors meet without management present
▪Annual election of all directors

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Current Board of Directors:

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Michael Callahan	73	2015	Yes	Retired Consumer Products Executive	NGC, MDCC
Gerard Gibbons	57	2022	Yes	Retired Executive at UPS Inc.	AC, NGC
Mark A. Gottfredson	66	2015	Yes	Partner, Bain & Company	AC, NGC
Bruce E. Grooms	65	2022	Yes	VP and General Manager, Marine Services Division, Delphinus Engineering Inc.	AC, MDCC
Gary L. McArthur*	63	2015	No	Interim Chief Executive Officer of Vista Outdoor	*
Frances P. Philip**	65	2020	Yes	Retired Business Executive	NGC, MDCC
Michael D. Robinson	57	2018	Yes	Retired e-Commerce Executive	NGC, MDCC
Robert M. Tarola	73	2015	Yes	President of Right Advisory LLC	AC, MDCC
Lynn M. Utter	60	2020	Yes	Retired Business Executive	AC, MDCC
NGC = Nominating and Governance Committee; AC = Audit Committee; MDCC = Management Development and Compensation Committee
*Mr. McArthur is serving as Interim Chief Executive Officer and has been removed from committee duties while serving in that role.
** As discussed in the accompanying proxy statement, Ms. Philip will not stand for re-election at the Annual Meeting.
Alignment Between Performance and Executive Compensation Supports Achievement of Company Results in Fiscal Year 2023
Vista Outdoor and the Management Development and Compensation Committee ("MDCC") of its Board of Directors believe that compensation paid to our executive officers should: 1) be performance based, 2) align executive and stockholder interests, and 3) attract and retain quality talent.
At our 2021 annual meeting of stockholders, 98.9% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation and at our 2022 annual meeting of stockholders, 98.4% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation. The Board appreciated the results of our say on pay votes and furthered these policies in fiscal year 2023. The MDCC believes that the Company's fiscal year 2023 compensation decisions, outlined below and described in more detail in this proxy statement, resulted in an executive compensation program that closely aligns executive officer compensation with the Company's financial and operational performance and that this alignment contributed to the Company's achievement of strong results in fiscal year 2023.
The Company continues to conduct substantial stockholder outreach to better understand any concerns of our stockholders regarding our executive compensation program. This outreach includes direct engagement with significant stockholders by Vista Outdoor executives and the MDCC.
The MDCC has utilized the services of FW Cook as its independent compensation consultant since 2019. The MDCC believes that FW Cook, a nationally known and respected compensation consultant, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback and evaluate potential changes to the Company's executive compensation program.

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Fiscal Year 2023 Compensation Highlights
To address feedback received from stockholders in fiscal years 2019 and 2020 and maintain a strong link between executive compensation and performance, the MDCC and the Company implemented the following measures that were given effect for the Company's fiscal year 2021 executive compensation program and which were continued in fiscal years 2022 and 2023:
•Performance-based Annual Incentives with Meaningful Targets: For fiscal year 2023, each of Vista Outdoor's named executive officers participated in either our corporate performance-based annual cash incentive plan, with payouts determined based on the Company's consolidated earnings before interest and taxes ("EBIT") and free cash flow, each adjusted to exclude the impact of certain other items approved by the MDCC, or our Sporting Products business unit performance-based annual cash incentive plan, with payouts determined based on the business unit's earnings before interest and taxes ("Sporting Products EBIT"), Sporting Products sales, Sporting Products direct-to-consumer sales, and Sporting Products free cash flow, as well as corporate EBIT and corporate free cash flow. None of the Company's executive officers were entitled to any minimum or guaranteed annual incentive for fiscal year 2023. The MDCC established fiscal year 2023 targets for EBIT, free cash flow, Sporting Products EBIT, Sporting Products sales, Sporting Products direct-to-consumer sales, and Sporting Products free cash flow that it believed would create appropriate incentives for management to build on the Company's improved financial performance achieved in fiscal year 2022.
◦For the corporate performance-based plan, the MDCC weighted EBIT more heavily, at 70% of the total payout opportunity, because the MDCC continues to view EBIT as the key indicator of performance for the Company's business, with free cash flow weighted at 30%.
◦For the Sporting Products business unit performance-based plan, the MDCC weighted Sporting Products EBIT at 35%, Sporting Products sales at 25%, Sporting Products direct-to-consumer sales at 5% and Sporting Products free cash flow at 15%, with corporate EBIT weighted at 14% and corporate free cash flow weighted at 6%.
◦The fiscal year 2023 corporate EBIT and free cash flow targets established by the MDCC represented a modest decrease to the Company's record fiscal year 2022 corporate adjusted EBIT and an increase to the Company's fiscal year 2022 free cash flow, which the MDCC believed to be appropriate in light of a challenging macroeconomic environment impacting consumer discretionary spending behavior. The target levels of performance established for these metrics were considered by the MDCC and management to be challenging but achievable when established.
◦The MDCC believes that the incentives created by the fiscal year 2023 annual cash incentive plans had the desired effect. Although Vista Outdoor under-delivered by 9.5% on the EBIT target set by the MDCC, free cash flow far exceeded the target set by the MDCC and represented an over 37.2% increase in free cash flow as compared to the Company's fiscal year 2022 free cash flow.

•Sixty Percent of Long-Term Incentive Program Equity Grants in Performance Share Units: For the Company's fiscal year 2023 executive compensation program, the MDCC again granted a significant portion of the annual long-term incentive (“LTI”) awards to executive officers, including named executive officers, in the form of performance share units ("PSUs"). For fiscal year 2023 LTI awards, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and 40% were made in the form of time-based restricted stock units ("RSUs"), with no stock options.
•Additional Improvements to Long-term Incentive Program: Beginning with the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT as a performance goal, and replaced it with net sales growth and earnings per share ("EPS") growth, weighted equally. The MDCC continued to use net sales growth and EPS growth as performance goals for the Company's fiscal year 2023-2025 and 2024-2026 PSU awards, as it believes that this framework better aligns the terms of the awards with the Company's strategic organic growth targets and removes the potential for Company executives to earn compensation for the same EBIT achievement under both the annual and long-term incentive plans. Furthermore, the Company's fiscal year 2023-2025 and 2024-2026 PSU awards continue to use relative total stockholder return (rTSR) as a modifier that will result in an increased payout only if rTSR over the performance period is at or above the 75th percentile, and only if the Company's absolute TSR is positive over the performance period. The rTSR modifier will also result in a downward adjustment to payouts if the Company's rTSR over the performance period is below the 25th percentile.

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June 12, 2023

The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the 2023 virtual Annual Meeting of Stockholders to be held, on Tuesday, July 25, 2023 (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders, and the proxy materials were first made available to stockholders, on or about June 12, 2023.
VIRTUAL MEETING INFORMATION
    The Company will not hold a physical, in-person Annual Meeting of Stockholders in 2023. Instead, to promote broad stockholder attendance and participation at the Annual Meeting, the Annual Meeting will be held virtually on the Internet via a live audio webcast only.
    It is not necessary to attend the virtual Annual Meeting to vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet or by telephone or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction card, as applicable.
FAQs ABOUT THE MEETING AND VOTING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access, review all of the proxy materials, and submit your proxy on the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

What proposals will be voted on at the Annual Meeting?
There are three matters on which a vote is scheduled at the Annual Meeting.
Proposal 1 - Elect Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
Proposal 2 - The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.

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Proposal 3 - The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024.

What are the Board of Directors’ voting recommendations?

FOR	FOR	FOR
• Election of Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year (Proposal 1).
• Approval, on a non-binding advisory basis, of the compensation of Vista Outdoor’s named executive officers, as disclosed in this proxy statement (Proposal 2).
• Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024 (Proposal 3).

Who is entitled to vote at the Annual Meeting?
All stockholders of record at the close of business on June 1, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if the holders of a majority of the outstanding shares of our common stock entitled to vote as of the Record Date are present or represented by proxy at the Annual Meeting. On the Record Date, there were 57,984,261 shares of Vista Outdoor common stock outstanding and entitled to vote. This does not include 5,980,178 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. There was no class of voting securities of the Company outstanding on the Record Date other than our common stock.

How can I attend the virtual Annual Meeting and vote my shares online at the Annual Meeting?
    Stockholders of record as of the Record Date can attend the virtual Annual Meeting by accessing the meeting center at http://www.virtualshareholdermeeting.com/VSTO2023 and entering the 16-digit control number on their Notice of Internet Availability of Proxy Materials or proxy card (for those who requested printed proxy materials). Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/VSTO2023.

    Beneficial Stockholders as of the Record Date (i.e., stockholders who hold shares in "street name" through an intermediary, such as a bank or broker), who wish to attend the Annual Meeting may attend using the 16-digit control number found on the notice and instructions received from their bank, broker or other financial intermediary.

    Once admitted to the Annual Meeting, you will be able to vote your shares electronically and submit any questions during the meeting.

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    Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions as described below in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the virtual Annual Meeting?
If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet - You may vote online at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card by mail. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on July 24, 2023.

By Telephone - You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on July 24, 2023.

By Mail - The Notice of Internet Availability of Proxy Materials includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by July 21, 2023. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

May I change or revoke my vote?
    Yes. You may change or revoke your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by:
▪Voting over the Internet or by telephone at any time prior to 11:59 p.m. Eastern Daylight Time on July 24, 2023;
▪Signing and delivering to our Corporate Secretary a written request to revoke your proxy vote prior to the Annual Meeting;
▪Signing and mailing a new, properly completed proxy card with a later date than your original proxy card prior to the Annual Meeting; or
▪Attending the virtual Annual Meeting and voting your shares online at the Annual Meeting. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote your shares online at the Annual Meeting.
If you are the beneficial owner of shares held in street name, you must instruct the bank, broker or other financial intermediary that holds your shares of record of your desire to change or revoke your voting instructions.

How are shares voted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card or voting instruction card is received in time to be voted at the Annual Meeting.

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If you are a stockholder of record and you properly submit your proxy with no voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendation on each of the proposals. See "What are the Board of Directors’ voting recommendations?" above for more information.
If you are the beneficial owner of shares held in street name and you have not provided voting instructions to the bank, broker or other financial intermediary who holds your shares, such intermediary will not have discretionary authority to vote your shares in the election of directors (Proposal 1) or the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2). However, most intermediaries will have the authority to exercise discretion to vote your shares with respect to the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2024 (Proposal 3). See "What is a broker non-vote?" for more information.

What vote is required to approve the proposals?

Proposal 1	Proposal 2	Proposal 3
The eight director nominees, Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.	The compensation of our named executive officers, as disclosed in this proxy statement, will be approved on a non-binding, advisory basis if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.
The ratification of the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2024, will be approved if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

Because Proposal 2 is an advisory vote, it is non-binding on our Board of Directors. However, the Board of Directors and the MDCC value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2), they will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum.
With respect to the election of directors (Proposal 1), the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this proxy statement (Proposal 2), and the proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2024 (Proposal 3), abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of these proposals.

What is a broker non-vote?
    A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2024 (Proposal 3). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1) and the non-binding, advisory vote to approve the compensation of our named

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executive officers, as disclosed in this proxy statement (Proposal 2). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1 or Proposal 2.

Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

Will I have dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy or voting instruction card?
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote once for each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you receive.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

How will the solicitation of proxies be handled?
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation. We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold. We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

What other business may be brought before the Annual Meeting?
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No other stockholder has given the timely notice required by our bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting of stockholders, or nominating a candidate for election as a director at next year's annual meeting of stockholders, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

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How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement, where requested, to any household at which two or more stockholders reside. We believe this rule, referred to as "householding" benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements. If your household would like to receive duplicate rather than single mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
We will also undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy materials to: Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303.

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CORPORATE GOVERNANCE AT VISTA OUTDOOR
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, if necessary, the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics that applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors, then Governance and then Code of Business Ethics.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Governance and then Contact the Board.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day operations, job inquiries, business solicitations, advertisements, and similar matters are typically directed to an appropriate member of management for a response. The Corporate Secretary may elect not to refer the following types of communications to the Board:
•Product inquiries or suggestions,

•Employee complaints that are neither significant nor material,

•Routine complaints regarding the Company's products, and

•Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which the Board reviews at regular meetings. The Company's General Counsel & Corporate Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board.
Director Independence
Under the applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Gary L. McArthur, our Interim Chief Executive Officer, has no material relationship with the Company and is independent. Our Audit Committee, Nominating and Governance Committee, and Management Development and Compensation Committee are each composed solely of independent directors.
Each year our directors complete a questionnaire that is designed to, among other things, provide information to assist the Board in determining whether the director is independent. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Our Nominating and Governance Committee reviews all transactions and relationships disclosed in the director questionnaires. Each year, the Board of Directors makes a formal determination regarding each director's independence.

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In order to qualify as independent, a director must qualify as independent under the applicable rules of the New York Stock Exchange and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board reviews all transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determines whether they are made or established in the ordinary course of business and whether the director has a material relationship with the Company.
No family relationship exists among any of the directors or among any of them and any executive officer of Vista Outdoor.
The Vista Outdoor Board of Directors

Michael Callahan

Mr. Callahan currently serves as the Chair of the Board of Directors. Mr. Callahan currently serves as the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., a specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise, most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry.

Director of Vista Outdoor since: February 2015
Age: 73

Gerard Gibbons

Mr. Gibbons has brought extensive experience in global supply chain, logistics and marketing since his appointment to the Vista Outdoor Board of Directors in July 2022. Mr. Gibbons holds an MBA from the W.P. Carey School of Business at Arizona State University and a BBA with a concentration in Marketing from Howard University. Mr. Gibbons previously spent over 30 years with United Parcel Services (UPS) in a variety of commercial roles of increasing responsibility. In 2008, he accepted the assignment as President of US Sales, responsible for UPS’s most profitable small and medium business customer segment. He was later assigned the role of President of US and SMB Marketing, a position he held until his retirement from UPS in 2021. Mr. Gibbons currently serves on the boards of two private equity portfolio companies and the board of Big Brothers/Big Sisters of Metro Atlanta.

Board Committees: Audit Committee and the Nominating and Governance Committee
Qualifications:
Mr. Gibbons has been selected to serve as a director based on his extensive business leadership experience and supply chain and logistics expertise.

Director of Vista Outdoor since: July 2022
Age: 57

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MARK A. GOTTFREDSON

Mr. Gottfredson is a leader in and was the former head of Bain & Company, Inc.’s ("Bain's") performance improvement practice, serving as a business management consultant since 1983. He previously led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations. He served on Bain’s board from 2008 to 2012 and has served until recently as the head of the automotive practice in the Americas. He also served as a director and member of the Audit Committee of Emerge Energy Services LP until December 2019.
Board Committees: Audit Committee and the Nominating and Governance Committee
Qualifications:
Mr. Gottfredson has been selected to serve as a director based on his extensive experience and proven ability advising boards and management on strategic decision making and business performance.

Director of Vista Outdoor since: February 2015
Age: 66

Bruce E. Grooms

Mr. Grooms has brought extensive senior-level executive experience in both the private sector and the U.S. Navy since his appointment to the Vista Outdoor Board of Directors in July 2022. Mr. Grooms is a retired Navy Vice Admiral with over 30 years of successful executive leadership. Mr. Grooms is currently the Vice President and General Manager of the Marine Services Division for Delphinus Engineering, a privately held company that specializes in ship repair and maintenance. Prior to working at Delphinus Engineering, he was a Vice President at Raytheon Technologies Corp., heading up all business development activities in support of the Navy and Marine Corps Programs. Until 2015, Mr. Grooms served as a career submarine officer and served as the Commandant of the U.S. Naval Academy. Mr. Grooms has served on non-profit boards and is currently serving as an independent director on the board of Emcore Corporation, a publicly traded technology company in the aerospace and defense industry. Mr. Grooms has been selected as a director due to his extensive leadership, corporate governance, and industry experience.

Board Committees: Audit Committee and the MDCC

Qualifications:

Mr. Grooms has been selected to serve as a director based on his business and military leadership experience.

Director of Vista Outdoor since: July 2022
Age: 65

Gary L. McArthur

Mr. McArthur is currently serving as the Interim Chief Executive Officer for Vista Outdoor. Previously, Mr. McArthur served as Executive Vice President and Chief Financial Officer of CH2M Hill, an engineering company that provides consulting, design and operations services, from 2014 to 2018. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international communications and information technology company serving government and commercial markets, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion, Inc. and Live TV Co. Ltd. Mr. McArthur is also a Certified Public Accountant and Chartered Global Management Accountant and is currently serving as a board member on the University of Utah David Eccles School of Business Advisory Board.

Board Committees: None while serving as Interim CEO.

Qualifications:

Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem-solving experience.

Director of Vista Outdoor since: February 2015
Age: 63

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Michael D. Robinson

Mr. Robinson was most recently employed as the Executive Vice President – Customer Experience, Product Management and Digital Revenue at Macy’s Inc. from 2015 to 2018 and was the Senior Vice President – Digital Technology at Macy’s Inc. from 2010 to 2015. Macy’s Inc. is an omni-channel retail organization that operates stores, websites, and mobile applications that sells a range of merchandise, including apparel and accessories for men, women, and children; cosmetics; home furnishings; and other consumer goods. Before joining Macy’s, Mr. Robinson was the Vice President – IT Strategy, Business Planning and Global Corporate Systems Development from 2005 to 2010 at Gap, Inc., an American worldwide clothing and accessories retailer. Prior to his employment at Gap, Inc., he was the Associate Partner - Distribution Sector – Retail and Biotech Industries at IBM Business Consulting Services, which is the professional services arm of IBM, from 2001 to 2005. Mr. Robinson also previously held roles at PricewaterhouseCoopers and Johnson & Johnson.
Board Committees: Nominating and Governance Committee and MDCC (Chair)
Qualifications:
Mr. Robinson has been selected to serve as a director due to his leadership and extensive digital technology and e-commerce knowledge gained from over 20 years of experience at several large and complex businesses.

Director of Vista Outdoor since: December 2018
Age: 57

Robert M. Tarola

Mr. Tarola has served since 2008 as the president of Right Advisory LLC, a financial consulting firm. Mr. Tarola served as a director of mutual funds sponsored by Franklin Resources, Inc., from 2004 to 2021 and was formerly board chair of XBRL International, Inc. and The American Kidney Fund. He is a member of the Board of Visitors for Temple University’s Fox School of Business, and is a past member of the Investor Advisory Group and the Standing Advisory Group of the Public Company Accounting Oversight Board. He served as Chief Financial Officer of W. R. Grace & Co. from 1999 to 2008, MedStar Health, Inc. from 1996 to 1999, The Howard University from 2009 to 2013, Southcoast Health System from 2014 to 2017, Little Company of Mary Healthcare in 2018, and Covenant Health in 2019. Prior to becoming a CFO, Mr. Tarola was a Partner with Price Waterhouse LLP (now PricewaterhouseCoopers). Mr. Tarola is a Certified Public Accountant and Chartered Global Management Accountant. Mr. Tarola is a graduate of the Fox School of Business of Temple University where he was the 2020 recipient of its Lifetime Achievement Award in Accountancy and has been named as one of its Top 100 graduates in its First 100 years.

Board Committees: Audit Committee and MDCC

Qualifications:

Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise.

Director of Vista Outdoor since: February 2015
Age: 73

Lynn M. Utter

After leading exceptional B2B companies with iconic consumer brands for the past 35 years, Lynn Utter has transitioned fully to advisory work. In addition to serving as Chief Talent Officer (2018-2021) and Operating Partner (since 2017) for Atlas Holdings, LLC, Lynn currently serves as an independent director for two publicly traded and two privately held companies. Lynn’s career is grounded in distribution and supply chain excellence, with notable executive roles at Knoll, Coors and PepsiCo/Frito Lay. Lynn also moderates leadership seminars at The Aspen Institute and teaches in the University of Texas’ Executive Education program.

Other Public Company Boards: Lincoln Financial and WESCO Distribution (retired)
Board Committees: Audit Committee (Chair) and MDCC
Qualifications:
Ms. Utter has been selected to serve as director due to her deep operational and talent management expertise.

Director of Vista Outdoor since: June 2020
Age: 60

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Organization of the Board of Directors
Chair of the Board
The Board of Directors has determined that it is appropriate for the Company to maintain its strong independent leadership through an active and empowered Chair. On May 2, 2023, Vista Outdoor's Board amended its Bylaws to require that the Board Chair be a director who meets the New York Stock Exchange criteria for independence. The Board believes this structure is appropriate to fulfill its duties effectively and efficiently and so that our Chief Executive Officer can focus on leading our Company and the Board Chair can focus on leading the Board in overseeing management. The Company's independent directors appointed Mr. Callahan as Chair on November 9, 2017. As Chair, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, and reports the results of those sessions or meetings to the Board and the Company's management. The Chair’s other responsibilities are set forth in the Corporate Governance Guidelines of Vista Outdoor which is available on the Company's website at www.vistaoutdoor.com by selecting Investors, then Governance and then Governance. With the retirement of Tig Krekel on March 3, 2023, the Board elected to eliminate the position of Vice Chair.
Meetings of the Board
The Company's Board of Directors holds five regularly scheduled meetings each fiscal year. In the fiscal year ending March 31, 2023 (referred to as “fiscal year 2023”), the Board of Directors held a total of 19 meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the July 2022 annual meeting of stockholders. Each director attended significantly more than 75% of the meetings of the Board and of the committees on which they served that were held in fiscal year 2023.
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee"), in connection with the discharge of its responsibilities. The Board of Directors has adopted a written charter for each of the Audit Committee, the Nominating and Governance Committee and the MDCC. Each of the committee charters are available on Vista Outdoor's website at www.vistaoutdoor.com, by selecting Investors, Governance and then Governance.
Audit Committee

Specifically, the Audit Committee's duties include: appointing, compensating, retaining and overseeing the Company's independent registered public accounting firm (which includes monitoring the mandated rotation of the independent registered public accountant's lead engagement partner); reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. The Audit Committee is also responsible for oversight of enterprise risks, including the steps the Company has taken to monitor and mitigate these risks.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the Audit Committee charter. The Board has identified Mr. Tarola as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2023, the Audit Committee held a total of seven meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.
Management Development and Compensation Committee (MDCC)
The MDCC carries out the responsibilities delegated to it by the Board of Directors relating to the review and determination of executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy Statement. The MDCC also evaluates the performance of the Chief Executive Officer and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or makes recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Chief

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Executive Officer and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The MDCC has the authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services.
    The MDCC has retained FW Cook as its independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultant, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC make informed decisions relating to the Company's executive compensation program.
The MDCC considers the independence of any compensation consultants and/or other advisers it engages and assesses whether the work of such compensation consultants or advisors raises any conflicts of interest. In addition, the MDCC devises and executes an executive development and succession plan for the Company.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the MDCC charter. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2023, the MDCC held a total of six meetings. Additional information regarding the MDCC's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Nominating and Governance Committee
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters, oversees annual evaluations of the Board of Directors and is responsible for board succession planning. The Nominating and Governance Committee also receives and reviews, in accordance with the Company's bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange and other requirements set forth in the Nominating and Governance Committee charter. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2023, the Nominating and Governance Committee held a total of two meetings.
The committees of our Board of Directors are comprised entirely of independent Board members. The current composition of our committees is listed in the table below with the Chair of each committee designated with a “C.”

	Nominating and Governance Committee	Audit Committee	Management Development and Compensation Committee
Michael Callahan	t		t
Gerard Gibbons	t	t
Mark A. Gottfredson	t	t
Bruce E. Grooms		t	t
Frances P. Philip	C		t
Michael D. Robinson	t		t
Robert M. Tarola		t	C
Lynn M. Utter		C	t

On April 23, 2023, Ms. Philip notified the Company that for personal reasons she has decided to not stand for re-election at the Company's Annual Meeting. Upon her departure, the Board has elected to reduce the Board size to eight members and appoint Gerard Gibbons as Chair of the Nominating and Governance Committee, effective July 25, 2023. On May 2, 2023, the Board appointed Michael D. Robinson as Chair of the MDCC, effective July 25, 2023.

Annual Director Evaluations
The Nominating and Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, each Committee and each director. For fiscal year 2023, the Nominating and Governance Committee

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retained a leadership consulting firm that conducted individual interviews of each Vista Outdoor board member and facilitated an in-person retreat focused on board effectiveness, governance practices, composition, development, processes, dynamics and performance. The process identified opportunities for improvement and enhancements, which the Board is actively pursuing.
Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains a search firm from time to time to help identify, screen and evaluate director candidates. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
On May 5, 2022 the Company announced that it was beginning preparations for the spin-off of its Outdoor Products business. Those preparations have included identifying the size, qualification and compositional needs of the Company's Board as well as the board of the new Outdoor Products company following the Separation. The Committee is currently in the process of identifying existing board members and new candidates to serve on the boards of both companies, and is committed to ensuring each company is served by boards that are qualified, capable and diverse (including diversity with respect to race and gender). The Committee expects to complete this process before the effective date of the Separation, which is expected to occur later in calendar year 2023.
The table below shows the experience, expertise and other attributes that each director nominee brings to the Board.
The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303. In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, government/regulatory, leadership and industry expertise, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by the Nominating and Governance Committee.
The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. Company management is charged with adequately identifying material risks that the Company faces in a timely manner; implementing management strategies that are responsive to the Company’s risk profile and specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly transmitting relevant risk-related information to the Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight. The Board receives reports on enterprise risk management at least once a year.
The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we take to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors, potential conflicts of interest and the governance of the Company. While each committee is responsible for

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evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the Company's strategy and business.
Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company while serving on the MDCC or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Mr. Callahan served from July to October 2017 as the Company's Interim Chief Executive Officer, but he did not serve on the MDCC during that period. In addition, Mr. McArthur currently serves as the Company's Interim Chief Executive Officer, but has not served on the MDCC since his appointment as Interim CEO in January of 2023. The following directors served on the MDCC during fiscal year 2023: Robert M. Tarola, Michael Callahan, Frances P. Philip, Michael D. Robinson, Lynn Utter and Bruce Grooms. Since the beginning of the last fiscal year, no executive officer of the Company has served on the compensation committee or board of any company that employs a director of the Company.
Stock Holding Policy for Non-Employee Directors
The Board has established a stock holding policy that requires non-employee directors to retain at least 50% of the shares of Vista Outdoor common stock that they acquire as compensation for service on the Board until they own a number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the current annual cash retainer paid to members of the Board of Directors, or $475,000. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright and restricted stock and deferred stock units granted under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan are all counted for the purpose of meeting the stock ownership guideline and valued annually using an average of the 12 prior month end prices. All non-employee directors are currently in compliance with these guidelines.
Information About Our Executive Officers
The following table sets forth certain information with respect to Vista Outdoor's executive officers:

Name	Age	Title
Gary L. McArthur	63	Chief Executive Officer (Interim)
Andrew J. Keegan	39	Vice President and Chief Financial Officer (Interim)
Jason R. Vanderbrink	45	CEO, Sporting Products
Mark R. Kowalski	47	Controller and Chief Accounting Officer
Jeffrey A. Ehrich	45	General Counsel and Corporate Secretary (Interim)
Bradford E. Crandell	60	Chief Human Resources Officer

No family relationship exists among any of the executive officers or among any of them and any director of Vista Outdoor. There are no outstanding loans from Vista Outdoor to any of these individuals. Information regarding the employment history (in each case with Vista Outdoor unless otherwise indicated) of each executive officer, other than Mr. McArthur, is set forth below. Information regarding the employment history of Mr. McArthur can be found above in the information provided for members of our Board of Directors.

Andrew Keegan

Prior to being appointed Vice President and Chief Financial Officer (Interim) in November 2022, Mr. Keegan served as the Vice President of Corporate FP&A and Treasury from 2020 to 2022; CFO of Vista Outdoor’s Ammunition Business unit from 2017 to 2020; Vice President of Corporate Accounting from 2015 to 2017; and held increasing roles of responsibility within the finance department at ATK prior to Vista Outdoor’s Spin-off. Mr. Keegan began his career with Deloitte, where he worked from 2006 to 2012, and joined Vista Outdoor’s predecessor, ATK, in 2012. Mr. Keegan has undergraduate degrees in Accounting and Management from St. John’s University and has more than 15 years of experience in finance, accounting and treasury. Mr. Keegan also serves on the Board of Directors of the Vista Outdoor Foundation.

Vice President and Chief Financial Officer (Interim) since: November 2022
Age: 39

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Jason R. Vanderbrink

Prior to being appointed CEO of Sporting Products in 2023 and President of Ammunition in 2017, Jason Vanderbrink served as the Company’s Senior Vice President of Sales for all the Company’s brands.  Prior to this role, he served as the Company’s Vice President, Sales from 2005 to 2017. Mr. Vanderbrink has more than 20 years of increasing leadership experience in the outdoor industry, including five years with The Cullerton Company from 2000 to 2005. Mr. Vanderbrink currently serves on the National Shooting Sports Foundation’s (NSSF) Board of Governors. Mr. Vanderbrink holds a bachelor’s degree from Saginaw Valley State University, a master’s degree from Missouri State University, and completed the Advanced Management and Leadership Programme at the University of Oxford in 2013.

CEO, Sporting Products since: April 2023
Age: 45

Mark R. Kowalski

Prior to being appointed as Controller and Chief Accounting Officer, Mr. Kowalski served as the Company’s Controller since January 2019 and as Interim Controller and Vice President, Tax from 2018 to January 2019, Vice President, Tax from 2016 to 2018 and Director, Tax from 2015 to 2016. Mr. Kowalski worked in the tax department at Orbital ATK, which spun-off its Sporting Group division to create Vista Outdoor, from 2002 to 2015. Mr. Kowalski earned his Bachelor of Science in Accounting and Masters of Taxation from the University of Minnesota. Mr. Kowalski is a certified public accountant.

Controller and Chief Accounting Officer since: November 2019
Age: 47

Jeffrey Ehrich

Prior to being appointed as General Counsel and Corporate Secretary (Interim) in 2023, Jeffrey Ehrich served in a variety of roles with the Legal Departments of Vista Outdoor and its predecessor, ATK, which he joined in 2011. Mr. Ehrich was most recently promoted to Deputy General Counsel and Assistant Corporate Secretary in 2018. Prior to that, he served as Associate General Counsel from 2015 to 2018, Senior Counsel from 2013 to 2015, and Counsel from 2011 to 2015. Mr. Ehrich began his career as a police officer from 2000 to 2005, and obtained his law degree from William Mitchell College of Law in 2005. He served as a law clerk for the Minnesota Supreme Court, then as a commercial litigator at Leonard, Street, and Deinard before joining ATK.

General Counsel and Corporate Secretary (Interim) since: February 2023
Age: 45

Bradford E. Crandell

Prior to being appointed Chief Human Resources Officer, Mr. Crandell served as the Company’s Vice President, HR Operations and Talent Acquisition since January 2018. Prior to this role, Mr. Crandell served as Vice President, HR Operations from 2016 to January 2018 and Sr. Director, HR Operations from 2015 to 2016.  Prior to joining the Company, Mr. Crandell served at The ServiceMaster Companies from 2011 to 2015 in two roles including Vice President, Business System Development for the Franchise Services Group and Vice President, HR Planning and Operations across the entire organization. Mr. Crandell earned his Bachelor of Arts from DePauw University.

Chief Human Resources Officer since: November 2019
Age: 60

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation of our executive officers, including our "named executive officers" for the fiscal year ended March 31, 2023 (referred to as "fiscal year 2023"). References to a “fiscal year” in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow refer to the fiscal year ended March 31 of that year.
Our "named executive officers" for fiscal year 2023 are:
•Gary McArthur, Interim Chief Executive Officer and Director
•Christopher T. Metz, former Chief Executive Officer and Director
•Andrew J. Keegan, Interim Chief Financial Officer
•Sudhanshu Priyadarshi, former Senior Vice President and Chief Financial Officer
•Jason R. Vanderbrink, Chief Executive Officer Sporting Products
•Mark R. Kowalski, Controller and Chief Accounting Officer
•Bradford E. Crandell, Chief Human Resources Officer
•Dylan S. Ramsey, former General Counsel & Corporate Secretary
•Kelly Reisdorf, former Chief Communications Officer
Effective November 7, 2022, Mr. Priyadarshi resigned as the Company's Chief Financial Officer to pursue another opportunity. Andrew Keegan was appointed as interim Chief Financial Officer to replace Mr. Priyadarshi.
On February 2, 2023, Mr. Metz terminated from his position as Chief Executive Officer and Director of the Company. Mr. Metz remained employed through March 31, 2023, in a non-officer position to facilitate the smooth transition of his responsibilities to Gary McArthur, an independent member of the Vista Outdoor Board of Directors since 2015 and then-Chair of the Company's Audit Committee. Mr. McArthur was appointed as Interim Chief Executive Officer, effective February 1, 2023, and is expected to serve as Interim CEO through the effective date of the Company's previously announced Separation. In connection with his appointment, Mr. McArthur resigned from his board committee assignments, but remains a director.
Mr. Ramsey terminated from his position as General Counsel and Secretary on February 16, 2023, but remained employed through April 3, 2023, to facilitate a transition of his responsibilities to Jeffrey Ehrich, who was appointed as Interim General Counsel and Corporate Secretary.
Vista Outdoor's Strategic and Financial Performance in Fiscal Year 2023
In fiscal year 2023, the Company delivered strong financial results despite economic headwinds pressuring our business. The Company completed the acquisitions of Fox Racing and Simms Fishing to further diversify our portfolio of iconic brands in the outdoor space, and demonstrated financial discipline by undertaking an over $50 million cost reduction and earnings improvement program. In fiscal year 2023 the Company demonstrated the success of its previously-announced growth strategy. Financial highlights include:
•Net sales of $3.1 billion, a YOY increase of $35 million or 1.2% despite macroeconomic and market headwinds and reduced organic sales from a record fiscal year 2022.
•Continued strong gross profit performance of $1.03 billion.
•Net cash provided by operating activities increased $167 million from the prior year to $486 million.
On May 5, 2022, the Company announced that its Board of Directors had unanimously approved preparations for the separation of our Outdoor Products and Sporting Products segments into two independent, publicly-traded companies (the "Separation"). Each will be two of the largest publicly traded companies in the outdoor space. The Company expects to create these companies through a tax-free spin-off of its Outdoor Products segment to Vista Outdoor stockholders. Following the Separation, the Company's Outdoor Products segment will be an industry-leading platform of outdoor brands including CamelBak, Bell, Giro, Camp Chef, Fox, Simms, Bushnell, Bushnell Golf, Foresight Sports, Stone Glacier and QuietKat. As an

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independent company, Sporting Products will continue to focus on ammunition categories through its renowned brands including Federal, Remington, CCI, Speer, Estate Cartridge and Hevi-Shot.
The Company's record financial success in fiscal years 2021, 2022 and 2023 has provided a foundation for Outdoor Products' and Sporting Products' success as independent public companies. The Separation is expected to create a number of compelling benefits, including:
•Enhanced strategic focus with resources to support each company's specific operational needs and growth drivers.
•Tailored capital allocation philosophies that are better suited to support each company's distinctive business model and long-term goals.
•Enhanced ability to attract and retain top talent that is ideally suited to execute each company's strategic and operational objectives.
•Differentiated and compelling investment opportunity based on each company's particular business model. Vista Outdoor anticipates that, as separate, independent companies, Outdoor Products and Sporting Products will each be better positioned to be more appropriately valued by the market.
•Improved focus will allow Outdoor Products to further cement its reputation as the acquirer of choice through continued M&A in the outdoor recreation products marketplace and enable Sporting Products to secure attractive partnerships with other manufacturers.
The Company remains on track to complete the Separation later in calendar year 2023. One key to completing the Separation will be recruiting and establishing the leadership team for the Outdoor Products company and motivating and retaining talent for the Sporting Products company. To that end, the Company has retained an executive search firm and intends to have the new Outdoor Products leadership team in place prior to the spin-off. Also, on March 31, 2023, the Company promoted Jason Vanderbrink to Chief Executive Officer of the Company's Sporting Products segment and entered into a new compensatory agreement with him. Mr. Vanderbrink is expected to serve as Chief Executive Officer of the Company following the Separation.
Stockholder Engagement and Responsiveness to Say on Pay Vote
    Our annual say on pay vote is one avenue for the Board to receive feedback from stockholders regarding our executive compensation program. At our 2022 annual meeting 98% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation.
    We continue to seek feedback through our stockholder outreach efforts by contacting our top 20 stockholders to solicit their views on governance related topics, including our executive compensation program. The feedback from this engagement continues to inform the MDCC in the design of our executive compensation programs.
    For fiscal year 2023, the MDCC maintained the features of our executive compensation program that aligned executive pay with the Company's performance and led to our successful say on pay vote in 2022. We will continue to engage with our stockholders with respect to executive compensation and other issues and endeavor to maintain this pay and performance alignment in the design of our compensation program for future years.
Executive Compensation Philosophy and Governance
Vista Outdoor's Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is to align incentives with the primary goal of operating the Company to enhance long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. Our pay philosophy is to attract the most talented executives and vest them with authority to execute the board-approved strategic and annual plans.

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Executive compensation decisions are based on three fundamental principles:

Compensation Should be Performance-Based	Incentive compensation is designed to drive strong financial performance with the intent of creating long-term stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

Compensation Should Align Executive and Stockholder Interests	Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.
A significant portion of our total executive pay opportunities comes through equity-based incentives: 39% of the total opportunity for our Chief Executive Officer role, and an average of 36% for our other named executive officers.
Executive officers, including the Chief Executive Officer, are required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Chief Executive Officer, or three times base salary, in the case of other executive officers.

Compensation Opportunities Should be Competitive to Attract and Retain Quality Talent	Vista Outdoor must offer a competitive total compensation package in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation.
Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked annually against a company specific peer group as well as other third-party compensation surveys to ensure that our executive compensation program is competitive.
Governance of the Executive Compensation Program at Vista Outdoor
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The MDCC considers the advice and recommendations of members of our executive team in making its determinations regarding executive compensation. All compensation decisions, however, are made by the MDCC in its sole discretion. We strive to ensure that our executive compensation program encompasses best practices in the market and good governance. This reduces risk and increases the alignment between our executive compensation program and the interests of our stockholders.
    The MDCC has retained the services of an independent compensation consulting firm, FW Cook, to assist with its responsibilities. FW Cook reports only to the MDCC and the only services it provides to the Company are pursuant to its engagement as independent compensation consultant to the MDCC. As provided in its charter, the MDCC has the authority to determine the scope of FW Cook’s services and may terminate their engagement at any time. The MDCC reviewed FW Cook’s independence under Securities and Exchange Commission and NYSE rules and determined there was no conflict of interest. The consultant provides the MDCC with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and stockholders, and to keep the MDCC informed as to compensation trends and regulatory developments affecting public companies in general and those operating in our industries.

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Overview of Compensation Best Practices at Vista Outdoor
    The MDCC regularly reviews executive compensation best practices and makes changes to the Company’s programs as appropriate. Our program reflects best practices as follows:

What We Do:		What We Don't Do:
Emphasize pay for performance to align executive compensation with our business strategy and promote creation of long-term stockholder value.	X	No excessive perquisites are provided to our executives.
Seek direct feedback from our stockholders on our executive compensation practices and take that feedback into consideration when making compensation decisions.	X	No excessive supplemental retirement benefits.
Ensure that a significant portion of executive compensation is tied to the achievement of pre-determined and measurable performance goals that are tied to the Company's strategic and financial objectives.	X	No front-loaded incentive awards, which would limit the MDCC’s ability to adjust future pay opportunities.
Impose a recoupment (clawback) policy that applies to incentive awards held by executive officers if there is a material restatement of the Company's financial results.	X	No hedging or pledging of Vista Outdoor stock by our directors and officers, pursuant to our anti-hedging and anti-pledging policies.
Impose a robust stock ownership requirement for our executive officers.	X	No stock options are granted with an exercise price below market value on the date of grant.
Design compensation programs with controls to mitigate risk.	X	No repricing of equity awards without stockholder approval.
Include a double-trigger provision in our change-in-control severance plan.	X	No tax gross-ups paid on change-in-control benefits.
Retain a compensation consultant to provide independent, third-party advice on executive compensation.
Regular competitive benchmarking using multiple sources of data including peer group pay as a reference point to determine total target compensation.
Hold a “say on pay” advisory vote on executive compensation annually.
Determination of Compensation
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it reviews the Company's executive compensation program to (1) benchmark ongoing market competitiveness and (2) evaluate the alignment between compensation and overall Company and individual performance. The MDCC relies on the Chief Executive Officer to provide evaluations of the performance of our executives, and the MDCC evaluates the performance of our Chief Executive Officer.
    In consultation with the independent compensation consultant, the MDCC developed a peer group of business competitors of comparable size (referred to as the Compensation Peer Group) to benchmark executive compensation for officers in similar positions at comparable companies. Key characteristics of the Compensation Peer Group include:
•Size Appropriate – comparable in size (considering revenue, market capitalization, and other financial measures).
•Multiple Product Spaces – product lines catering to a wide variety of end-consumers.
•Portfolio of Brands – active management of multiple brands.
•Manufacturing Component – clear in-house manufacturing capabilities and the associated management tasks.

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In fiscal year 2023 the MDCC, with the guidance of FW Cook, elected to make no changes to the 2022 peer group. This decision was made to maintain year-over-year consistency and to reinforce the continued alignment with the Company's growth profile and business portfolio. The Company's peer group consists of the following 18 companies:

Acushnet Holdings Corp.	Hasbro, Inc.
Brunswick Corp.	Helen of Troy Ltd.
Topgolf Callaway Brands Corp.	Mattel, Inc.
Carter's Inc.	Polaris Industries Inc.
Deckers Outdoor Corp.	Spectrum Brands Holdings, Inc.
Energizer Holdings Inc.	Tapestry Inc.
Garmin Ltd.	Tupperware Brands Corp.
G-III Apparel Group Ltd.	Under Armour, Inc.
Hanesbrands Inc.	Wolverine World Wide, Inc.
The 18 companies comprising the fiscal year 2023 Compensation Peer Group have a median revenue of approximately $3.6 billion. The MDCC believes that the total median pay opportunity for our Chief Executive Officer, and other officers for whom we leverage proxy pay data, remains within the competitive range compared to the Compensation Peer Group.
The MDCC may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's Chief Executive Officer is determined solely by the MDCC, with information and support from its independent compensation consultant.
In addition to the Compensation Peer Group, the MDCC also considers reported pay data from leading third-party compensation surveys. The MDCC reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, interim officer stipends, annual incentives, and long-term incentives) for each executive officer position. The Chief Executive Officer then made recommendations to the MDCC on the pay levels for officers (other than himself) based on the Chief Executive Officer's assessment of the officer's performance. The MDCC considered similar data for Mr. McArthur.

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Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract and retain quality talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at or around the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Opportunities are targeted at or around the 50th percentile of the market data described above
Long-term incentive	Performance based/aligned with stockholder interests	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Award values are targeted at or around the 50th percentile of the market data described above
Benefits	Designed to attract and retain quality talent	To provide a competitive total compensation program and support the retention of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to named executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
The MDCC has designed the Vista executive compensation program to attract, motivate, and retain key talent, which is necessary to create long-term stockholder value. The MDCC re-examines the design of the program to evaluate its effectiveness and make any changes it determines necessary to better align it with our strategy and compensation philosophy. This year, the MDCC continued to solicit specific feedback from several of our stockholders to gain important insight and help the MDCC's efforts to refine the alignment of our compensation arrangements with the interests of our stockholders. As a result, significant elements of our executive officers' compensation have been tied to financial and operating performance and are intended to drive sustained long-term stockholder value. For our fiscal year 2023 compensation program, long-term incentives were delivered in the form of PSUs and RSUs. The structure of our executive compensation program is outlined below.

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Compensation for Fiscal Year 2023
Overview

FY23 Total Annual Compensation
Base Salary
Annual Cash Incentive
Long-Term Incentive
Restricted Stock (40%)
Performance Shares (60 %)
Performance-Based
Time-Based

Base Salaries
    The MDCC conducted its review of our executive officers' fiscal year 2023 base salaries at the MDCC's March 2022 meeting. The MDCC considered potential base salary actions in light of the Company's business environment at the time along with market data from the Company's peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that, in light of the recent promotion of several of the Company's named executive officers, total target annual compensation, including base salaries, for several of our named executive officers were substantially below levels paid to officers in comparable positions at other companies within the Company's peer group. Therefore, after careful consideration and in light of the strong performance of the Company and its named executive officers during fiscal year 2022, the MDCC approved the base salaries for the named executive officers as described below for fiscal year 2023.

Name	Base Salary for FY2023	% Increase from FY2022
Gary L. McArthur (1)	—	—%
Christopher T. Metz	$1,100,000	—%
Andrew J. Keegan (2)	$281,139	3%
Sudhanshu Priyadarshi	$580,000	9.4%
Jason R. Vanderbrink	$525,000	5%
Mark R. Kowalski	$320,000	10.3%
Bradford E Crandell	$290,000	5.5%
Dylan Ramsey	$425,000	13.3%
Kelly L Reisdorf	$320,000	6.7%
(1) Mr. McArthur receives a monthly supplemental stipend of $90,000 in lieu of receiving a base salary through his term as Interim Chief Executive Officer.
(2) Mr. Keegan receives a monthly supplemental stipend of $12,000 in addition to his base salary through his term as Interim Chief Financial Officer.

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Annual Cash Incentive Compensation for Fiscal Year 2023
Annual cash incentive compensation for our executive officers is paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. As it did in prior years, for fiscal year 2023, the MDCC established performance targets for our corporate executive officers, including Messrs. Metz, Keegan, Priyadarshi, Kowalski, Crandell, Ramsey, and Ms. Reisdorf (the "Corporate Plan") based on the Company's consolidated EBIT and free cash flow, each adjusted to exclude certain items previously approved by the MDCC. Mr. McArthur did not participate in the Company's fiscal year 2023 annual incentive plan. The MDCC continues to believe that EBIT and free cash flow are the appropriate measures to drive annual Company financial performance and incentivize management to achieve the goals of the Company's strategic transformation plan.
EBIT for the Company's Corporate Plan is defined as operating income plus other income, net as determined by Generally Accepted Accounting Principles ("GAAP"), excluding the impact of acquisitions during the fiscal year and subject to certain adjustments approved by the MDCC and consistent with adjustments applied to the Company’s GAAP results for purposes of publicly reporting the Company’s non-GAAP EBIT for fiscal year 2023. Free cash flow for the Corporate Plan is defined as cash provided from operations less capital expenditures, excluding the impact of acquisitions during the fiscal year and subject to certain adjustments approved by the MDCC and consistent with adjustments applied to the Company’s reported results for purposes of publicly reporting the Company’s free cash flow for fiscal year 2023.
Mr. Vanderbrink participates in our Sporting Products business unit performance-based annual cash incentive plan (the "Sporting Products Plan"). For the fiscal year 2023 Sporting Products Plan, the MDCC established performance targets based on Sporting Products EBIT, Sporting Products sales, Sporting Products Direct-to-Consumer sales, and Sporting Products free cash flow, along with Corporate EBIT and Corporate cash flow.
The performance goals under the Corporate Plan were weighted 70% on the Company’s EBIT and 30% on the Company’s free cash flow. For the Sporting Products Plan, the MDCC weighted Sporting Products EBIT at 35%, Sporting Products sales at 25%, Sporting Products Direct-to-Consumer sales at 5% and Sporting Products free cash flow at 15%, with Corporate EBIT weighted at 14% and Corporate free cash flow weighted at 6%.
Of the two targets for the Corporate Plan, the MDCC weighted EBIT more heavily because the MDCC views EBIT as the key indicator of financial performance for the Company's business. The MDCC continues to believe that free cash flow generation is an important indicator of the Company's working capital efficiency and critical to maintaining conservative financial leverage. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2023. The target levels of performance were considered by the MDCC and management to be rigorous and challenging but achievable when set.
The fiscal year 2023 Corporate EBIT established by the MDCC represented a decrease over the Company's record fiscal year 2022 corporate adjusted EBIT achievement, which the MDCC believed to be appropriate in light of significant economic and operational uncertainty related to the challenging macroeconomic environment impacting consumer discretionary spending and increases in raw material, shipping costs and other inflationary pressures, which existed at the time the targets were established in March 2022. The fiscal year 2023 corporate free cash flow target established by the MDCC reflected an increase over the Company's fiscal year 2022 free cash flow achievement, reflecting a normalization in the Company's net working capital needs. The MDCC believes that the free cash flow target, when set, struck an appropriate balance between prioritizing continued cash flow generation and supporting the Company's business needs.
The fiscal year 2023 Sporting Products Plan sales, direct to consumer sales ("DTC") and free cash flow targets established by the MDCC represented an increase over the record financial performance achieved by the Sporting Products business unit for fiscal year 2022. The EBIT target was 7% lower than EBIT achieved in the prior year, which reflected increased commodity and freight costs and a normalization of the ammunition market that existed at the time the targets were established. The MDCC believed that the targets were appropriate as a result of these factors.
The target levels of performance established for the Corporate Plan and Sporting Products Plan were considered by the MDCC and management to be challenging but achievable when established. The MDCC believes that the incentives created by the fiscal year 2023 annual cash incentive plans had a positive effect of aligning pay with performance, as Corporate free cash flow and Sporting Products free cash flow achieved for fiscal year 2023 both exceeded the targets set by the MDCC by 33.7% and 8.6% respectively. Additionally in a very challenging year with the macroeconomic impacts reducing demand and significant inflationary pressures on costs, Corporate EBIT and Sporting Products EBIT were only 9.5% and 1.6% below their targets, respectively.
See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.

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In May 2023, the MDCC evaluated the Company's results against each of the performance goals for the Corporate Plan for fiscal year 2023 and determined that the Company's EBIT achieved in fiscal year 2023 was slightly below the established target performance goal for EBIT and the Company's free cash flow achieved in fiscal year 2023 was above the established maximum performance goal, resulting in an overall payout of 108.15% of target for Messrs. Metz, Keegan, Kowalski, Crandell, and Ramsey, and Ms. Reisdorf.
    The Company's consolidated financial results, as adjusted for purposes of determining achievement under the Corporate Plan, were as follows:

Corporate Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
EBIT	70%	$462.3	$577.9	$635.6	$523.0
Free Cash Flow	30%	$267.1	$333.9	$367.3	$446.5
See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
Similarly, in May 2023, the MDCC evaluated the Sporting Products business unit's results against each of the performance goals for the Sporting Products Plan for fiscal year 2023 and determined that the business unit's financial performance was slightly below target for Sporting Products EBIT, below threshold for Sporting Products direct-to-consumer sales, and above maximum for Sporting Products free cash flow and Corporate free cash flow. As described above, corporate EBIT achieved for fiscal year 2023 was below target and corporate free cash flow was above maximum. These results resulted in an overall payout of 108.87% of target for Mr. Vanderbrink. The overall results were as follows:

Sporting Products Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement (1)
Sporting Products EBIT	35%	$448.7	$560.9	$589.0	$552.2
Sporting Products Sales	25%	$1,448.9	$1,811.1	$1,901.7	$1,757.9
Sporting Products Free Cash Flow	15%	$414.3	$517.9	$543.8	$562.3
Corporate EBIT	14%	$462.3	$577.9	$635.6	$523.0
Corporate Free Cash Flow	6%	$267.1	$333.9	$367.3	$446.5
    (1) An additional 5% could have been earned for strategic goals relating to Sporting Products Direct to Consumer sales, which were not achieved and thus did not contribute to the payout. The annual incentive plan achievement includes the same adjustments applied to the Company’s reported results for purposes of reporting the Company’s non-GAAP adjusted EBIT and free cash flow for fiscal year 2023, as well as adjustments to remove the impact of acquisitions completed in fiscal year 2023.

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The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2023 performance to each of the named executive officers:

	FY2023 Annual Cash Incentive Amounts			Actual
	Threshold	Target	Maximum	Incentive Paid
Gary L. McArthur	$—	$—	$—	$—
Christopher T. Metz	$343,750	$1,375,000	$2,750,000	$1,487,120
Andrew J. Keegan	$33,609	$134,437	$268,874	$145,399
Sudhanshu Priyadarshi[1]	$108,750	$435,000	$870,000	$—
Jason R. Vanderbrink	$98,438	$393,750	$787,500	$428,694
Mark R. Kowalski	$32,000	$128,000	$256,000	$138,437
Bradford E. Crandell	$29,000	$116,000	$232,000	$125,459
Dylan Ramsey	$58,438	$233,750	$467,500	$252,810
Kelly L. Reisdorf	$32,000	$128,000	$256,000	$104,208
        1 Mr. Priyadarshi's annual cash incentive award was forfeited in connection with his resignation.
Long-Term Incentive (LTI) Compensation for Fiscal Year 2023
The MDCC determines the framework and goals for the Company's LTI compensation program. Each year, the MDCC considers the elements and structure of the Company's LTI compensation program and evaluates its effectiveness at aligning management incentives with the Company's long-term strategic and financial goals. For the fiscal year 2023 executive compensation program, the MDCC continued to grant a majority of the annual LTI awards for executive officers in the form of PSUs to better align the LTI program with the financial and profitability goals of the Company's growth plan. For fiscal year 2023 grants, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and 40% was granted in the form of RSUs.
The key elements and objectives of the fiscal year 2023 LTI program for the Company's executive officers are shown below. The LTI awards described in the table below (PSUs and RSUs) are intended to form a significant part of each executive officer's fiscal year 2023 compensation package. The dollar value of fiscal year 2023 RSU awards and fiscal year 2023-2025 PSU awards were approved by the MDCC in the final month of fiscal year 2022 and translated into a corresponding number of Vista Outdoor common shares based on the closing stock price on the date the awards were granted. RSU awards for fiscal year 2023 and fiscal year 2023-2025 PSU awards thus appear in the Summary Compensation table as 2022 compensation, and are not included in the Grants of Plan-Based Awards table provided in this proxy statement, but are included in the Grants of Plan-Based Awards table in the proxy statement for our fiscal year 2022 Annual Meeting of Stockholders filed on June 10, 2022.

Type of Award	LTI Mix (% of Total Opportunity)	Objectives	Key Terms
PSUs	60%	Balancing earnings growth as well as market returns	Service-based vesting conditions and measured over a three-year period: (1) cumulative three-year EPS growth for fiscal years 2023-2025, with payment assessed at the end of the three-year performance period (50% weighting); and (2) net sales growth for fiscal years 2023-2025, with payment assessed at the end of the three year performance period (50% weighting), modified by relative total stockholder return (rTSR): three-year return compared to the S&P Small Cap 600 Index (excluding companies in the Financial sector) (+/- 20%).
RSUs	40%	Retention, with underlying value driven by stock-price performance	Service-based vesting over a three-year period in equal annual installments.

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Performance Share Units: Metrics for the Fiscal Year 2023-2025 Performance Period
As noted above, for the fiscal year 2023-2025 performance period, the MDCC selected two performance metrics, EPS growth and net sales growth, equally weighted, modified by relative total stockholder return (rTSR), to incentivize management to deliver meaningful progress toward the profitability and other goals of the Company's growth plan. The MDCC believes that these performance metrics and their relative weighting provide a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. The metrics and their relative weighting are described in more detail below:

Component	Weight	Metric
EPS Growth	50%	Final payouts under the PSUs are based on average annual achievement against the fiscal year 2023-2025 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts are determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
Net Sales Growth	50%	Final payouts under the PSUs are based on the average annual achievement against the fiscal year 2023-2025 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts are determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	Modifier	rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. The rTSR modifier will not result in a total award payout that exceeds 200% of target and no positive TSR modification will occur if Vista Outdoor's TSR is negative. Vista Outdoor's results will be compared to the S&P Small Cap 600 Index (excluding companies in the financial sector) to determine the modifier of the payout as follows:
			Percentile Achievement	Calculated Modifier
		Threshold	At or Below the 25th	(20)%
		Target	26th to 74th	—%
		Maximum	At or Above the 75th	20%
For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum of 200%, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.
When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:
•charges for extraordinary items and other unusual or non-recurring items of loss or gain;
•asset impairments;
•litigation or claim judgments or settlements;
•changes in the Internal Revenue Code or statutory tax rates;
•changes in accounting principles (including the impact of any changes in accounting policies);
•changes in other laws or regulations affecting reported results;

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•charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;
•gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt, including the operating results of any business acquired or disposed of in the year of such acquisition or disposal; and
•foreign currency exchange gains or losses.
The table below shows the total number of fiscal year 2023-2025 PSUs awarded to our named executive officers at target performance, and their target total value as approved by the MDCC:

Name(1)	Target FY 2023-2025 Performance Shares: Number of Shares	Target FY 2023-2025 Performance Shares: Award Value
Christopher T. Metz(2)	106,603	$3,599,983
Sudhanshu Priyadarshi(3)	15,457	$521,983
Jason R. Vanderbrink	13,991	$472,476
Mark R. Kowalski	3,127	$105,599
Bradford E. Crandell	2,833	$95,670
Dylan Ramsey(2)	5,663	$191,240
Kelly L. Reisdorf(2)	3,127	$105,599
(1) Due to the interim nature of his position Mr. McArthur and appointment after the approval date did not receive PSUs. Due to his appointment occurring after the approval date Mr. Keegan did not receive PSUs.
(2) Due to their departure prior to the end of the performance period, the 2023-2025 PSU awards granted to Messrs. Metz and Ramsey and Ms. Reisdorf will be prorated based on the duration of their service relative to the total performance period.
(3) The 2023-2025 PSU award granted to Mr. Priyadarshi was forfeited upon his resignation.
Special Retention Awards Related to the Company's Separation
In fiscal year 2023 the MDCC approved special retention awards for several of the Company's executive officers in recognition of the extraordinary level of work required by each of them to accomplish the planned Separation, and to recognize the critical role that they each play in the success of the Separation. The awards are subject to the recipient's continued employment with the Company through the respective vesting dates as follows: 25% are RSUs that vest on the first anniversary of the grant date regardless of the execution of the Separation, and 75% are PSUs that vest on the second anniversary of the grant date contingent on the execution of the Separation. In the event of a termination without cause, the awards provide for the immediate vesting of shares that would have vested had the recipient remained employed for 12 months or, in the case of Mr. Crandell, 24 months following such termination. The table below shows the total number of RSUs and PSUs granted to each executive officer in fiscal year 2023:

Name	Grant Date	Number of Shares	Award Value
Andrew J. Keegan	8/15/2022	6,768	$210,823
Jason R. Vanderbrink	2/16/2023	18,776	$524,977
Mark R. Kowalski	1/13/2023	8,322	$228,272
Bradford E. Crandell	2/21/2023	7,412	$199,976

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Payout of Fiscal Year 2021-2023 PSUs
In March 2021, PSUs were granted to Messrs. Metz, Vanderbrink, Kowalski, Crandell, and Ramsey, Ms. Reisdorf and other key employees of the Company at that time. The awards had a performance period from April 1, 2021 through March 31, 2023 and were contingent on the Company achieving the following performance goals:

Component	Weight	Metric
Earnings Per Share (EPS) Growth	50%	Separate one-year target for fiscal year 2021 and two-year target for fiscal years 2022-2023. Final payout of the PSUs were based on the achievement level against the fiscal year 2021 target and average annual achievement level against the fiscal years 2022-2023 targets over the performance period, to determine the payout as follows:
			Fiscal Year 2021	Fiscal Year 2022-2023	% of Target Payout
		Threshold	20.0%	(6.7)%	25%
		Target	25.0%	(5.5)%	100%
		Maximum	28.0%	(4.8)%	200%
		Actual	1399.0%	51.6%	200%

Net Sales Growth	50%	Separate one-year targets for fiscal year 2021 and two-year target for fiscal years 2022-2023. Final payout of the PSUs were based on the achievement level against the fiscal year 2021 target and average annual achievement against the fiscal years 2022-2023 targets over the performance period to determine the payout as follows:
			Fiscal Year 2021	Fiscal Year 2022-2023	% of Target Payout
		Threshold	(4.8)%	4.7%	25%
		Target	(4.0)%	5.9%	100%
		Maximum	(3.6)%	6.5%	200%
		Actual	45.4%	11.5%	200%

Relative Total Stockholder Return (rTSR)	Modifier	rTSR was calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. The rTSR modifier was not used because total award payout exceeded 200% of target. Vista Outdoor's results were compared to the S&P Smallcap 600 Index (excluding companies in the financial sector) to determine the payout as follows:
			Percentile Achievement		% of Target Payout
		Threshold	25th		50%
		Target	50th		100%
		Maximum	75th		200%
		Actual	95th		200%

Final Payout					200%

Based on the Company’s performance results for fiscal years 2021-2023, the MDCC determined that the following fiscal year 2021-2023 PSUs had been earned at 200% of target and approved the following share payout amounts:

Fiscal Year 2021-2023 PSUs
	Target PSU Target Shares	Overall Payout	# Shares Issued on Settlement
Christopher T. Metz	355,475	200%	710,950
Jason R. Vanderbrink	86,175	200%	172,350
Mark R. Kowalski	24,236	200%	48,472
Bradford E Crandell	24,236	200%	48,472
Dylan Ramsey	32,315	200%	64,630
Kelly L Reisdorf	24,236	200%	48,472

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Fiscal Year 2024 Compensation Decisions
Base Salaries for Fiscal Year 2024
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2023 meeting. The MDCC considered potential base salary actions in light of the Company’s current business environment and market data from peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that the total target annual compensation, including base salaries, for several of our named executive officers were substantially below levels paid to officers in comparable positions at other companies within the Company's peer group. Mr. Vanderbrink's Sporting Products business unit also grew significantly in size and with the planned Separation in fiscal year 2024 Mr. Vanderbrink has been named Chief Executive Officer, Sporting Products. In addition, Messrs. McArthur and Keegan have been named Interim Chief Executive Officer and Interim Chief Financial Officer respectively. Therefore, after careful consideration and in light of the strong performance of the Company and its newly named executive officers during fiscal year 2023, the MDCC approved the fiscal year 2024 base salaries for the named executive officers as described below.
The table below reflects the fiscal year 2024 base salaries for our fiscal year 2023 named executive officers, who remain employed with the Company.

Name	Base Salary for FY2024	Percentage Increase
Gary L. McArthur (1)	$—	—%
Andrew J. Keegan (2)	$315,000	12.0%
Jason R. Vanderbrink	$805,000	53.3%
Mark R. Kowalski	$345,000	7.8%
Bradford E Crandell	$365,000	25.9%
(1) Mr. McArthur receives a monthly supplemental stipend of $90,000 in lieu of receiving a base salary through his term as Interim Chief Executive Officer.
(2) Mr. Keegan receives a monthly supplemental stipend of $12,000 in addition to his base salary through his term as Interim Chief Financial Officer.
Annual Cash Incentive Compensation for Fiscal Year 2024
In April 2023, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2024. The MDCC decided to set annual performance targets based on the Company's current expectations for fiscal year 2024 for the financial measures described below.
The MDCC determined that Company EBIT and free cash flow continue to be the appropriate measures to incentivize executive officers who participate in the Company's Corporate Plan (Messrs. McArthur, Keegan, Kowalski and Crandell) to maintain their focus on continuing the Company's strong overall profitability and cash generation in fiscal year 2024, and to best prepare the Company for its planned Separation in calendar year 2023. Company EBIT is defined as operating cash plus other income, net and free cash flow is defined as cash provided from operations less capital expenditures. The performance goals established for the fiscal year 2024 Corporate Plan are weighted 70% on the Company's EBIT and 30% on the Company's free cash flow.
For Mr. Vanderbrink, who participates in the Sporting Products Plan, the MDCC determined that Sporting Products EBIT, Sporting Products Free Cash Flow, Sporting Products direct-to-consumer sales and Sporting Products sales for the Company's Sporting Products business unit, along with Corporate EBIT and Corporate free cash flow are appropriate measures to incentivize Mr. Vanderbrink to continue to deliver improved financial performance for his business unit in fiscal year 2024. Sporting Products EBIT is defined as operating cash plus other income, net and free cash flow is defined as cash provided from operations less capital expenditures. Mr. Vanderbrink's fiscal year 2024 incentive compensation payout will be based 80% on performance against the performance targets set by the MDCC for the Sporting Products Plan and 20% on performance against the performance targets and relative weightings set by the MDCC for the Corporate Plan.
The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2024. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.

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    Actual performance will be measured following the end of the performance period or, if earlier, the completion of the Separation (in which case achievement will be pro rated). The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for target performance for each executive officer. In order to incentivize our executive officers to continue the Company's strong financial performance, to better align compensation with peer group compensation, to retain and motivate key employees as the Company prepares for the Separation, and to compensate executives for added responsibilities, for fiscal year 2024 the MDCC approved a target annual incentive opportunity for Messrs. McArthur, Keegan, Vanderbrink, Kowalski, and Crandell as follows.

Name	Fiscal Year 2024 Annual Cash Incentive Targets (as % of base salary)
Target
Gary L. McArthur (1)	100%
Andrew J. Keegan (2)	40%
Jason R. Vanderbrink	100%
Mark R. Kowalski	45%
Bradford E Crandell	55%
(1) Mr. McArthur's fiscal year 2024 annual cash incentive payout will be based on his cumulative supplemental stipend.
(2) Mr. Keegan's fiscal year 2024 annual cash incentive payout will be based on his cumulative supplemental stipend in addition to his base salary.
Long-Term Incentive Compensation
The LTI mix granted for fiscal year 2023 was continued for fiscal year 2024 and consists of 60% PSUs and 40% RSUs, with the exception of Mr. McArthur, who was granted only RSUs due to the interim nature of his role. The MDCC believes that this mix provides meaningful incentives for the executive officers to drive the growth of the business and closely aligns compensation of our executive officers with Company performance.
Performance Share Units: Awards and Metrics for the Fiscal Year 2024-2026 Performance Period
For the fiscal year 2024-2026 performance period, the MDCC again chose net sales growth and EPS growth as performance targets, with a relative total stockholder return (rTSR)-based modifier. The MDCC believes that this mix of performance targets will continue to appropriately align management incentives with the long-term organic growth goals of the Company, while maintaining appropriate emphasis on relative and absolute stockholder returns. The metrics and targets are described in more detail below:

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Component	Weight	Metric
EPS Growth	50%	Final payouts under the PSUs are based on average annual achievement against the fiscal year 2024-2026 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:
		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
Net Sales Growth	50%	Final payouts under the PSUs are based on the average annual achievement against the fiscal year 2024-2026 targets at the end of the performance period. Lineal payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:
		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	Modifier	rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. Vista Outdoor's results will be compared to the S&P SmallCap 600 Index (excluding companies in the financial sector) to determine whether a positive or negative modifier should be applied to the payout determined by achievement against the EPS and Sales Growth targets described above. If absolute TSR is negative during the performance period but is at or above the 75th percentile on a relative basis, no positive modifier will be applied to final payouts.
			Percentile Achievement	% of Target Payout
		Threshold	At or below the 25th	-20%
		Target	26th to 74th	0%
		Maximum	At or above the 75th	+20%
EPS Growth and Net Sales Growth exclude the effect of new acquisitions during each fiscal year. For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum of 200%, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.
    Actual performance will be measured following the end of the performance period or, if earlier, the completion of the Separation (in which case PSUs will be converted to time-based RSUs subject to the original service-based vesting conditions). The MDCC retains the discretion to adjust PSU awards downward after the adjustments have been calculated.
The table below shows the total number of fiscal year 2024-2026 PSUs granted to our named executive officers at target performance, and their target total value, in each case as approved by the MDCC at its May 2023 meeting:

Name	Target FY 2024 - 2026 Performance Shares: Number of Shares	Target FY 2024-2026 Performance Shares: Award Value
Andrew J. Keegan	3,751	$92,425
Jason R. Vanderbrink	57,596	$1,419,165
Mark R. Kowalski	4,108	$101,221
Bradford E. Crandell	4,346	$107,085

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Named Executive Officer Target Annual Compensation Mix
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2023 meeting. The MDCC considered potential changes to total target annual compensation for our named executive officers in light of the Company’s current business environment and market data from peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that the total annual compensation for several of our named executive officers were substantially below levels paid to officers in comparable positions at other companies within the Company's peer group. In light of this, and the recent departure of several of the Company's executive officers, to help motivate and ensure the successful execution of the Company's upcoming Separation the MDCC approved total target annual compensation increases for our named executive officers for fiscal year 2024 as described below.
For Mr. Vanderbrink, the MDCC approved an increase in his fiscal year 2024 target annual long-term incentive grant in order to recognize his strong performance of the Sporting Products segment under his leadership, and to recognize his promotion to Chief Executive Officer of Sporting Products in preparation for the planned Separation and his leadership of the Company going forward. The MDCC believes this increase to be an effective way to further strengthen the link between Mr. Vanderbrink's compensation and Company performance.
SEC rules require companies to report the grant date fair value of all equity awards in the Summary Compensation Table in the year in which they were granted rather than the years over which service is provided or performance is achieved. Accordingly, the total target compensation approved by the MDCC for our named executive officers for fiscal year 2023 differs from the amount reported in the Summary Compensation Table for fiscal year 2023 due to the timing of the approval of targets for our fiscal year 2024-2026 PSU awards. Due to changes in the timing of our Board of Directors' approval of the Company's fiscal year 2024-2026 long-range financial plan, that plan, and the corresponding targets for fiscal year 2024-2026 PSU grants, were approved in May 2023 after the close of our fiscal year 2023. As a result, the expense recognized by the Company for our fiscal year 2024-2026 PSU grants is not included in the Stock Awards column of the Summary Compensation Table for fiscal year 2023. In addition, the "Stock Awards" column of the Summary Compensation Table does not include the 2023-2015 PSUs, which were granted at the end of fiscal year 2022 and included in that column of the Summary Compensation Table for 2022. Also, the "Stock Awards" column includes fiscal year 2024 RSUs, which were granted at the end of fiscal year 2023.
The total fiscal year 2021, 2022, 2023, and 2024 target annual compensation package approved by the MDCC for each of our named executive officers is below:

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TOTAL DIRECT COMPENSATION TARGETS
Name	Year	Base Salary/Stipend	Target Annual Cash Incentive	Annual Long-Term Incentive Grant			Total Target Annual Compensation
				RSUs	PSUs	Options
Gary L. McArthur (1)	FY2024	$1,080,000	$1,080,000	$1,400,000	$—	N/A	$3,560,000
	FY2023	$1,080,000	$—	$600,000	$—	N/A	$1,680,000
	FY2022	$—	$—	$—	$—	$—	$—
	FY2021	$—	$—	$—	$—	$—	$—
Christopher T. Metz	FY2024	$—	$—	$—	$—	$—	$—
	FY2023	$1,100,000	$1,375,000	$2,400,000	$3,600,000	N/A	$8,475,000
	FY2022	$1,100,000	$1,320,000	$1,440,000	$2,160,000	N/A	$6,020,000
	FY2021	$1,000,000	$1,000,000	$1,320,000	$1,980,000	N/A	$5,300,000
Andrew J. Keegan (2)	FY2024	$459,000	$183,600	$69,300	$103,950	N/A	$815,850
	FY2023	$336,092	$134,437	$112,455	$—	N/A	$582,984
	FY2022	$—	$—	$—	$—	$—	$—
	FY2021	$—	$—	$—	$—	$—	$—
Sudhanshu Priyadarshi	FY2024	$—	$—	$—	$—	$—	$—
	FY2023	$580,000	$435,000	$348,000	$522,000	N/A	$1,885,000
	FY2022	$530,000	$397,500	$318,000	$477,000	N/A	$1,722,500
	FY2021	$515,000	$386,250	$309,000	$463,500	N/A	$1,673,750
Jason R. Vanderbrink	FY2024	$805,000	$805,000	$1,064,000	$1,596,000	N/A	$4,270,000
	FY2023	$525,000	$393,750	$315,000	$472,500	N/A	$1,706,250
	FY2022	$500,000	$375,000	$250,000	$375,000	N/A	$1,500,000
	FY2021	$415,000	$249,000	$182,600	$273,900	N/A	$1,120,500
Mark R. Kowalski	FY2024	$345,000	$155,250	$75,900	$113,850	N/A	$690,000
	FY2023	$320,000	$128,000	$70,400	$105,600	N/A	$624,000
	FY2022	$290,000	$116,000	$63,800	$95,700	N/A	$565,500
	FY2021	$275,000	$110,000	$55,000	$82,500	N/A	$522,500
Bradford E Crandell	FY2024	$365,000	$200,750	$80,300	$120,450	N/A	$766,500
	FY2023	$290,000	$116,000	$63,800	$95,700	N/A	$565,500
	FY2022	$—	$—	$—	$—	N/A	$—
	FY2021	$—	$—	$—	$—	N/A	$—
Dylan Ramsey	FY2024	$—	$—	$—	$—	$—	$—
	FY2023	$425,000	$233,750	$127,500	$191,250	N/A	$977,500
	FY2022	$375,000	$206,250	$97,500	$146,250	N/A	$825,000
	FY2021	$310,000	$139,500	$62,000	$93,000	N/A	$604,500
Kelly L. Reisdorf	FY2024	$—	$—	$—	$—	$—	$—
	FY2023	$320,000	$128,000	$70,400	$105,600	N/A	$624,000
	FY2022	$—	$—	$—	$—	N/A	$—
	FY2021	$—	$—	$—	$—	N/A	$—
(1) Mr. McArthur receives a monthly supplemental stipend of $90,000 or $1,080,000 annualized in lieu of receiving a base salary through his term as Interim Chief Executive Officer.
(2) In addition to his Base Salary, effective October 21, 2022, Mr. Keegan receives a monthly supplemental stipend of $12,000 or $144,000 annualized during his tenure as Interim CFO. Monthly supplemental stipends are included in his Annual Incentive calculations.

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Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefit programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits
Our named executive officers participate in the same health and welfare programs as all other Company employees.
Qualified Retirement Benefits
Generally, our named executive officers participate in the standard employee retirement programs, which typically consists of participation in the Vista Outdoor Inc. 401(k) Plan (the “401(k) Plan”).
Nonqualified Deferred Compensation
We have historically offered two nonqualified deferred compensation plans as tools for our key employees to plan for their financial future. The first plan, the Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. Specifically, the DC SERP provides for a small 401(k) make-up match, which is included in the Summary Compensation Table, to ensure that named executive officers get the full benefit of the Company’s matching contribution, like every other employee, without regard to the IRS compensation limit applicable to the 401(k) plan. Separately, the Company sponsored a traditional Nonqualified Deferred Compensation Plan (“NQDCP”) which allowed employees to make voluntary deferrals of compensation. The NQDCP was terminated in February 2021 at which time no named executive officers, or any other active Company employees, were participating in that plan. All accounts previously deferred under the NQDCP are credited with earnings and investment gains and losses by assuming that deferred amounts were hypothetically invested in one or more investment alternatives selected by the participant under the terms of the plans. These investment choices are generally the same as those offered to all Company employees through the 401(k) Plan. Balances in the deferred compensation plans reflect amounts that have accumulated over time, which balances will be distributed consistent with the time requirements of Section 409A of the Internal Revenue Code.
Severance
From time to time, we may provide a named executive officer a severance package in connection with a termination of employment. Generally, the package for named executive officers is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it is periodically benchmarked against the market. Payments that may be made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control
Named executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the MDCC reviews the plan design against market competitive practices for such plans. The planned Separation will not constitute a change-in-control under our Income Security Plan.
Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2023, the perquisite package included the following components:
•Executive disability insurance
•Executive health exams
Neither of the perquisites listed above include a tax gross-up. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.

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Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new executive officer, we may provide compensation outside our standard executive compensation program. When we offer employment to a new executive officer, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results, but in fiscal year 2023 the MDCC approved the payment of certain equity awards to help retain talent and ensure a successful Separation. These awards are subject to vesting as described above under Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Awards for the Company's Separation. We believe that we provide a fair and competitive total compensation package to our executive officers for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Recoupment (Clawback) Policy
The Company has in place a recoupment (clawback) policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC. Pursuant to a new rule adopted by the Securities and Exchange Commission in October 2022, we expect to revise the policy in fiscal 2024, as necessary, to reflect the requirements of the new mandatory recoupment rule issued by the New York Stock Exchange when such rule has become effective.
Executive Officer Stock Holding Requirement
Each named executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Chief Executive Officer, or three times base salary, in the case of other executive officers.
The MDCC has approved this stock holding requirement to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement and has determined that each named executive officer, who is currently employed by the Company, is currently in compliance with the requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
The Company's Insider Trading Policy prohibits all directors and employees, including executive officers, from executing short sales of Company securities and from purchasing or selling options on Company securities of any kind, whether puts, calls or other derivative securities. The Insider Trading Policy also prohibits pledges of Company securities, purchasing Company securities on margin or incurring any indebtedness secured by a margin or similar account in which Company securities are held, without the prior approval of the Audit Committee of the Company's Board of Directors.
In accordance with Company practice, Vista Outdoor's named executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged any of their shares of Vista Outdoor stock during the last fiscal year, except as approved by the Audit Committee of the Company's Board of Directors.
Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees. In consultation with the MDCC, members of management and the external compensation consultant assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our NEOs. This assessment included a review of the risk characteristics of Vista Outdoor's business and the design of our incentive plans and policies. A report of findings was presented to the MDCC, and after review and discussion, the MDCC concluded that our plans and policies do not encourage excessive or inappropriate risk taking.

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    The MDCC performs an annual compensation risk assessment, with support from its external compensation consultant, and has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
    The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2023, as well as information regarding outstanding equity grants, and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

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SUMMARY COMPENSATION TABLE (2023, 2022 AND 2021)
    The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our other named executive officers during fiscal years 2023, 2022 and 2021. In accordance with the rules of the Securities and Exchange Commission, compensation information is provided only for the fiscal years for which each individual was a named executive officer.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Gary L. McArthur	FY23	$157,846	$—	$739,981	$—	$111,060	$1,008,887
Chief Executive Officer (Interim) and Director	FY22	$—	$—	$—	$—	$—	$—
	FY21	$—	$—	$—	$—	$—	$—
Christopher T. Metz	FY23	$1,215,971	$—	$—	$1,487,120	$1,337,143	$4,040,234
Former Chief Executive Officer and Director	FY22	$1,096,154	$—	$8,529,303	$2,640,000	$194,681	$12,460,138
	FY21	$1,000,000	$—	$10,936,329	$2,000,000	$116,216	$14,052,545
Andrew J. Keegan	FY23	$350,845	$—	$280,098	$145,399	$9,620	$785,962
Vice President, Chief Financial Officer (Interim)	FY22	$—	$—	$—	$—	$—	$—
	FY21	$—	$—	$—	$—	$—	$—
Sudhanshu Priyadarshi	FY23	$394,573	$—	$—	$—	$82,550	$477,123
Former SVP, Chief Financial Officer	FY22	$539,399	$—	$1,428,554	$795,000	$93,389	$2,856,342
	FY21	$458,053	$—	$2,062,785	$772,500	$30,549	$3,323,887

Jason R. Vanderbrink	FY23	$554,003	$—	$1,588,958	$428,694	$93,121	$2,664,776
Chief Executive Officer, Sporting Products	FY22	$505,120	$—	$1,226,546	$750,000	$64,413	$2,546,079
	FY21	$421,004	$—	$2,552,108	$498,000	$44,747	$3,515,859

Mark R. Kowalski	FY23	$336,670	$—	$304,170	$138,437	$39,879	$819,156
Controller and Chief Accounting Officer	FY22	$294,784	$—	$288,015	$232,000	$36,450	$851,249
	FY21	$280,124	$75,000	$711,258	$220,000	$20,801	$1,307,183

Bradford E Crandell	FY23	$305,939	$—	$280,252	$125,459	$36,305	$747,955
Vice President, Chief Human Resource Officer	FY22	$—	$—	$—	$—	$—	$—
	FY21	$—	$—	$—	$—	$—	$—

Dylan Ramsey	FY23	$441,038	$—	$—	$252,810	$502,392	$1,196,240
Former Vice President, General Counsel & Corporate Secretary	FY22	$375,853	$—	$489,962	$412,500	$43,486	$1,321,801
	FY21	$309,395	$100,000	$960,786	$279,000	$19,741	$1,668,922

Kelly L. Reisdorf	FY23	$291,263	$—	$—	$104,208	$620,456	$1,015,927
Former Vice President, Investor Relations and Communications	FY22	$—	$—	$—	$—	$—	$—
	FY21	$—	$—	$—	$—	$—	$—

(1)The years reported are the Company’s fiscal years ended March 31, 2023, March 31, 2022, and March 31, 2021, respectively.
(2)Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or NQDCP. No named executive officer currently participates in the NQDCP. The amount for Mr. McArthur reflects his monthly supplemental stipend of $90,000 through his term as Interim Chief Executive Officer. In addition, the amount for Mr. Keegan reflects his base compensation plus a monthly supplemental stipend of $12,000 through his term as Interim Chief Financial Officer.

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(3)The amounts reported in the column for Messrs. Kowalski and Ramsey reflect the fact that prior to becoming executive officers, each of them were granted time-based cash retention bonuses in the amount of $100,000 and $75,000, respectively, which vested in June 2020.
(4)This column shows fiscal year 2024 RSU grants, which were granted at the end of fiscal year 2023. It also includes RSU and PSU grants representing special retention awards related to the Company's planned separation. The column does not include fiscal year 2023-2025 PSUs, as they were granted at the end of fiscal year 2022 and included in the "Stock Awards" column for 2022. In addition, due to changes in the timing of our Board of Directors' approval of the Company's fiscal year 2024-2026 long-range financial plan, that plan, and the corresponding targets for fiscal year 2024-2026 LTI PSU grants, were approved in May 2023 after the close of our fiscal year 2023. As a result, the expense recognized by the Company for our fiscal year 2024-2026 LTI PSU grants is not included in the Stock Awards column of the Summary Compensation Table for fiscal year 2023.
The aggregate grant date fair value of RSU and PSU awards in this column are computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and for both RSU and PSU awards are calculated based on the number of RSUs and PSUs awarded multiplied by the closing price of the Company's common stock on the date the RSUs were granted. The amount reported for Mr. McArthur includes RSUs with a grant date fair market value of $139,988 that were granted to him in fiscal year 2023 for his service as a director prior to his appointment as Interim CEO.
(5)For fiscal years 2021, 2022 and 2023, these amounts represent payment of annual incentive compensation earned with respect to each such year. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance. For fiscal year 2023, these performance goals are described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Annual Incentive Compensation for Fiscal Year 2023." Annual cash incentive payments to the named executive officers for fiscal year 2023 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the 401(k) Plan. Amounts for Ms. Reisdorf for fiscal year 2023 represent a pro rated annual incentive payment based on her period of service.
(6)The amount for Mr. McArthur includes $110,000 for his service as a Director and Chair of the Audit Committee in fiscal year 2023 prior to his appointment as Interim CEO, as well as $600 worth of Company product received by Mr. McArthur using his Director Product Allowance. The amounts for Mr. Metz and Mr. Ramsey includes severance payments of $1,100,000 and $445,000 respectively, which were approved on February 1, 2023, and February 20, 2023, respectively, and paid in fiscal year 2024. The table below shows the other components of this column for fiscal year 2023, which include perquisites and Company matching contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

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Name	Disability Insurance Premium	401(k) Plan Contributions	DC SERP Plan Contributions (1)	Severance	Acceleration of Options/RSU	Other Perquisites (2)
Gary L. McArthur	$—	$—	$—	$—	$—	$1,060
Christopher T. Metz	$5,522	$22,108	$206,100	$1,100,000	$—	$3,412
Andrew J. Keegan	$—	$8,818	$—	$—	$—	$802
Sudhanshu Priyadarshi	$3,157	$10,962	$59,398	$—	$—	$9,034
Jason R. Vanderbrink	$3,065	$19,858	$57,773	$—	$—	$12,425
Mark R. Kowalski	$3,618	$19,454	$14,308	$—	$—	$2,500
Bradford E. Crandell	$4,565	$19,177	$12,044	$—	$—	$520
Dylan Ramsey	$3,505	$19,973	$31,096	$445,000	$—	$2,818
Kelly L. Reisdorf	$2,715	$14,885	$14,958	$335,000	$251,777	$1,121

(1)Reflects contributions for the 2022 plan year, which ended December 31, 2022.

(2)The amounts reflected in this column consist of the costs for executive annual physical examinations, non-profit matching contributions and reimbursement for company related expenses. The amounts for Mr. Vanderbrink include $11,042 for an executive physical.

From time-to-time, family members of the Company's former Chief Executive Officer were accommodated as passengers on business-related charter flights provided by a charter service in which the former Chief Executive Officer had a 50% equity interest as described below under "Related Person Transactions." There was no incremental cost to the Company for these flights, and Mr. Metz reimbursed the Company utilizing the Standard Industry Fare Level calculation established by the Federal Aviation Administration.

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GRANTS OF PLAN-BASED AWARDS (2023) TABLE
The following table summarizes the grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended March 31, 2023. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Vista Outdoor 2020 Stock Incentive Plan.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gary L. McArthur	7/26/2022	RSU (6)							4,859			$139,988
	2/16/2023	RSU (7)							21,459			$599,994

Christopher T. Metz		Annual (2)	$343,750	$1,375,000	$2,750,000

Andrew J. Keegan		Annual (2)	$33,609	$134,437	$268,874
	8/15/2022	Performance Share Units (3)				—	5,076	—				$158,117
	8/15/2022	RSU (8)							1,692			$52,706
	3/31/2023	RSU (4)							2,500			$69,275

Sudhanshu Priyadarshi		Annual (2)	$108,750	$435,000	$870,000

Jason R. Vanderbrink		Annual (2)	$98,438	$393,750	$787,500
	2/16/2023	Performance Share Units (3)				—	14,082	—				$393,733
	2/16/2023	RSU (8)							4,694			$131,244
	3/31/2023	RSU (4)							38,397			$1,063,981

Mark R. Kowalski		Annual (2)	$32,000	$128,000	$256,000
	1/13/2023	Performance Share Units (3)				—	6,242	—				$171,218
	1/13/2023	RSU (8)							2,080			$57,054
	3/31/2023	RSU (4)							2,739			$75,898

Bradford E. Crandell		Annual (2)	$29,000	$116,000	$232,000
	2/21/2023	Performance Share Units (3)				—	5,559	—				$149,982
	2/21/2023	RSU (8)							1,853			$49,994
	3/31/2023	RSU (4)							2,897			$80,276

Dylan Ramsey		Annual (2)	$58,438	$233,750	$467,500

Kelly L Reisdorf		Annual (2)	$32,000	$128,000	$256,000

(1)For RSU awards, the grant date is the date the MDCC met and approved the RSU awards included in this table. For PSU awards, the grant date is the date that the MDCC met and approved the performance conditions applicable to the awards.

(2)The amounts for each officer reflect the potential cash payout for the fiscal year 2023 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above in "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Annual Incentive Compensation for Fiscal Year 2023."

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(3)The number of PSUs shown in this row represent the actual number of PSUs granted to these named executive officers as retention awards in connection with the planned separation of the Company. The PSUs may be paid out in fiscal year 2025 if the material terms of these awards are met as described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Awards for the Company's Separation."

(4)The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 31, 2023. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(5)This column shows the aggregate grant date fair value of RSU and PSU awards computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and were calculated based on the number of RSUs awarded and PSU grants representing special retention awards multiplied by the closing price of the Company's common stock on the date the RSUs were granted.

(6)This row represents the RSUs granted to Mr. McArthur for his services as a director prior to his appointment as Interim CEO. The RSUs in this row are subject to his continued service and vest upon the earlier of the first anniversary of the grant date or occurrence of the Company's next annual meeting of stockholders following the grant date.

(7)This row represents the RSUs granted to Mr. McArthur upon his appointment as the Company's Interim CEO. These RSUs vest in one installment on the first anniversary of the grant date.

(8)The number of RSUs in these rows represent the actual number of RSUs granted to these named executive officers as retention awards in connection with the planned separation of the Company. The material terms of these awards are described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Awards for the Company's Separation."

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2023) TABLE
    The following table shows the unexercised stock options, unvested RSUs and unearned PSUs as of March 31, 2023, by the named executive officers.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Gary L. McArthur	7/26/2022	—	—	$—	—	4,859	$134,643	—	$—
	2/16/2023	—	—	$—	—	21,459	$594,629	—	$—

Christopher T. Metz	3/8/2021	—	—	$—	—	16,255	$450,426	—	$—
	4/1/2021	—	—	$—	—	—	$—	97,438	$2,700,007
	3/8/2022	—	—	$—	—	23,689	$656,422	74,052	$2,051,981

Andrew J. Keegan	3/13/2018	2,867	—	$16.06	3/12/2028	—	$—	—	$—
	4/23/2020	—	—	$—	—	2,809	$77,837	—	$—
	8/17/2020	—	—	$—	—	1,667	$46,193	—	$—
	3/8/2021	—	—	$—	—	1,197	$33,169	—	$—
	3/8/2022	—	—	$—	—	2,425	$67,197	—	$—
	8/15/2022	—	—	$—	—	1,692	$46,885	5,076	$140,656
	3/31/2023	—	—	$—	—	2,500	$69,275	—	$—

Jason R. Vanderbrink	3/13/2018	684	—	$16.06	3/13/2028	—	$—	—	$—
	3/12/2019	11,932	—	$8.38	3/12/2029	—	$—	—	$—
	3/8/2021	—	—	$—	—	2,822	$78,198	—	$—
	4/1/2021	—	—	$—	—	—	$—	25,396	$703,723
	3/8/2022	—	—	$—	—	6,218	$172,301	27,982	$775,381
	2/16/2023	—	—	$—	—	4,694	$130,071	14,082	$390,212
	3/31/2023	—	—	$—	—	38,397	$1,063,981	—	$—

Mark R. Kowalski	3/13/2018	3,508	—	$16.06	3/13/2028	—	$—	—	$—
	3/8/2021	—	—	$—	—	721	$19,979	—	$—
	4/1/2021	—	—	$—	—	—	$—	6,480	$179,561
	3/8/2022	—	—	$—	—	1,390	$38,517	6,254	$173,298
	1/13/2023	—	—	$—	—	2,080	$57,637	6,242	$172,966
	3/31/2023	—	—	$—	—	2,739	$75,898	—	$—

Bradford E Crandell	3/13/2018	2,209	—	$16.06	3/13/2028	—	$—	—	$—
	3/8/2021	—	—	$—	—	621	$17,208	—	$—
	4/1/2021	—	—	$—	—	—	$—	5,586	$154,788
	3/8/2022	—	—	$—	—	1,260	$34,915	5,666	$157,005
	2/21/2023	—	—	$—	—	1,853	$51,347	5,559	$154,040
	3/31/2023	—	—	$—	—	2,897	$80,276	—	$—

Dylan Ramsey	3/13/2018	2,410	—	$16.06	3/13/2028	—	$—	—	$—
	3/8/2021	—	—	$—	—	1,101	$30,509	—	$—
	4/1/2021	—	—	$—	—	—	$—	9,904	$274,440
	3/8/2022	—	—	$—	—	2,517	$69,746	11,326	$313,843

Kelly L Reisdorf	3/13/2018	2,159	—	$16.06	3/13/2028	—	$—	—	$—
	4/1/2021	—	—	$—	—	—	$—	3,556	$98,537
	3/8/2022	—	—	$—	—	—	$—	1,564	$43,338

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(1)For a better understanding of this table, we have included an additional column showing the grant dates of stock options, RSUs and PSUs.

(2)Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)Includes RSU awards, which generally vest in three equal annual installments beginning on the first anniversary of the grant date, except that the RSU awards for Mr. McArthur vest on the first anniversary of the grant date and the Special Retention Awards granted to Mr. Keegan on August 15, 2022, Mr. Kowalski on January 13, 2023, Mr. Vanderbrink on February 16, 2023, and Mr. Crandell on February 21, 2023, vest according to the schedule described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Award for the Company's Separation."

(4)The amounts in this column were calculated using a per share value of $27.71, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2023, the last trading day of fiscal year 2023.

(5)The amounts shown reflect the payout of PSUs based on achievement at the maximum level of performance. The vesting and payout of any PSUs for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(6)PSU awards for the fiscal year 2022-2024 and fiscal year 2023-2025 performance period, granted April 1, 2021 and March 8, 2022, respectively, are subject to financial performance growth targets for Net Sales and EPS that were established by the MDCC. Special Retention PSU Awards granted to Messrs. Keegan, Kowalski, Crandell and Vanderbrink vest according to the schedule described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Award for the Company's Separation."

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OPTION EXERCISES AND STOCK VESTED (2023) TABLE
The following table provides information for the named executive officers regarding the exercise of stock options and vesting of RSUs during the fiscal year ended March 31, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Gary L. McArthur	—	$—	3,636	$105,553
Christopher T. Metz	294,665	$8,069,174	118,939	$3,341,548
Andrew J. Keegan	—	$—	6,883	$219,937
Sudhanshu Priyadarshi	—	$—	10,561	$364,143
Jason R. Vanderbrink	9,150	$362,374	25,081	$703,346
Mark R. Kowalski	—	$—	6,800	$190,591
Bradford E Crandell	—	$—	6,636	$185,927
Dylan Ramsey	—	$—	9,540	$267,583
Kelly L Reisdorf	—	$—	8,825	$251,777

(1)The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of RSUs that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Gary L. McArthur	7/27/2022	3,636
Christopher T. Metz	3/8/2023	16,255
	3/8/2023	23,689
	3/10/2023	78,995
Andrew J. Keegan	4/23/2022	2,808
	8/17/2022	1,667
	3/8/2023	1,212
	3/8/2023	1,196
Sudhanshu Priyadarshi	4/27/2022	10,561
Jason R. Vanderbrink	3/8/2023	2,822
	3/8/2023	3,109
	3/10/2023	19,150
Mark R. Kowalski	3/10/2023	5,386
	3/8/2023	694
	3/8/2023	720
Bradford E Crandell	3/10/2023	5,386
	3/8/2023	621
	3/8/2023	629
Dylan Ramsey	3/10/2023	7,181
	3/8/2023	1,258
	3/8/2023	1,101
Kelly L Reisdorf	3/1/2023	5,386
	3/1/2023	678
	3/1/2023	695
	3/1/2023	695
	3/1/2023	694
	3/1/2023	677

The Company withheld shares of common stock from each officer, other than Mr. McArthur, upon vesting having a value equal to the applicable tax withholding requirement.

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NONQUALIFIED DEFERRED COMPENSATION (2023) TABLE
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). None of the named executive officers have a balance in the Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals / Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Gary L. McArthur	DC SERP	$—	$—	$—	$—	$—
Christopher T. Metz	DC SERP	$—	$206,100	$(13,262)	$—	$700,713
Andrew J. Keegan	DC SERP	$—	$—	$218	$—	$9,512
Sudhanshu Priyadarshi	DC SERP	$—	$59,398	$1,979	$—	$125,041
Jason R. Vanderbrink	DC SERP	$—	$57,773	$(3,588)	$—	$165,212
Mark R. Kowalski	DC SERP	$—	$14,308	$(911)	$—	$48,979
Bradford E. Crandell	DC SERP	$—	$12,044	$(418)	$—	$36,523
Dylan Ramsey	DC SERP	$—	$31,096	$(494)	$—	$71,784
Kelly L. Reisdorf	DC SERP	$—	$14,958	$469	$—	$27,541
(1)Reflects contributions for the 2022 plan year, which ended December 31, 2022.
(2)This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.
(3)The above amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, plus earnings on such contributions, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2023, including amounts accrued for the 2022 plan year, which ended December 31, 2022. All such amounts were previously reported in the Summary Compensation Table in this or prior years.
Defined Contribution Supplemental Executive Retirement Plan
The Company maintains the DC SERP for the benefit of certain highly-compensated employees of the Company, including its executive officers.
Participation in the DC SERP is limited to employees who receive eligible compensation in excess of the IRS annual compensation limit and who make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan.
For fiscal year 2023, an annual match allocation equal to a specified percentage of compensation in excess of the IRS compensation limit has been made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. For fiscal year 2023, this match allocation was equal to 6% of such compensation. Under the terms of the DC SERP, vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. The DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were hypothetically invested in one or more investment funds made available by the Company from time to time under the DC SERP and those investments generally match the investment funds available under the 401(k) Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has also adopted the Income Security Plan, an Executive Severance Plan and certain other arrangements (collectively, the "Executive Officer Separation Arrangements") that provide for benefits and payments to the Company’s named executive officers upon termination of their employment with the Company.
The benefits and payments that certain of the Company's named executive officers received, and other of the Company’s named executive officers could receive under certain hypothetical termination scenarios, are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:
•the reasons for the separation;
•market competitive practices for comparable separation scenarios;
•potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;
•the executive’s tenure and contributions to the Company’s success; and
•the impact of the separation on the Company and its stockholders.
In order for any of the Company’s named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table" and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan, upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested RSUs, options or PSUs held by a named executive officer would be forfeited.

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Termination Without Cause
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan for a lump sum payment equal to 12 months of base salary, plus an additional lump sum of $15,000 to defray health care costs. The Company’s severance practices also provide for an estimated $5,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock unit award granted to the named executive officer by the Company that would have vested within 12 months of the officer's date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Disability
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any restricted stock units granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers die, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”

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Potential Payments Upon Termination Following a Change in Control
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers, in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. The planned Separation will not constitute a change-in-control under our Income Security Plan. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:
•Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), including the named executive officers; and
•Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:
•a lump sum cash payment in an amount equal to two times the sum of the Section 16 Officer’s then current annual base salary and then current target bonus opportunity;
•a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;
•a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;
•accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and
•provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.
The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

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Potential Payments Upon Termination or Change-in-Control Table (2023)
    The following table shows potential payments to the named executive officers at, following or in connection with a termination of employment without cause, for death or disability, or following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2023, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2023 and any applicable retirement amounts payable to the executive officers under the 401(k) Plan and DC SERP. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment. On October 21, 2022, Mr. Priyadarshi provided the Company with notice of his resignation from the position of CFO, and was not entitled to any payments at the time of his termination. As described elsewhere in this proxy statement, in fiscal year 2023 the Company entered into separation agreements with Messrs. Metz and Ramsey and Ms. Reisdorf. The payments and benefits received by Mr. Metz, Mr. Ramsey and Ms. Reisdorf are described below the table.

	Gary L. McArthur (8)	Andrew J. Keegan	Jason R. Vanderbrink	Mark R. Kowalski	Bradford E. Crandell
Payments Upon Termination Without Cause
Cash Payment (9)	$—	$281,139	$525,000	$320,000	$290,000
Equity
Stock Options (1)	$—	$—	$—	$—	$—
RSUs (2)	$594,629	$260,751	$649,079	$122,173	$112,780
Performance Awards (3)	$—	$—	$363,084	$88,561	$231,628
Health and Welfare Benefits (4)	$—	$15,000	$15,000	$15,000	$15,000
Outplacement (5)	$—	$5,000	$5,000	$5,000	$5,000
Total	$594,629	$561,890	$1,557,163	$550,734	$654,408
Payments Upon Death or Disability
Cash Payment	$—	$—	$—	$—	$—
Equity
Stock Options (1)	$—	$—	$—	$—	$—
RSUs (2)	$729,272	$260,751	$649,079	$122,173	$112,780
Performance Awards (3)	$—	$—	$363,084	$88,561	$231,628
Health and Welfare Benefits (4)	$—	$—	$—	$—	$—
Total	$729,272	$260,751	$1,012,163	$210,734	$344,408
Payments Upon Termination following a Change in Control
Cash Payment	$—	$787,188	$1,837,500	$896,000	$812,000
Equity
Stock Options (1)	$—	$—	$—	$—	$—
RSUs (2)	$729,272	$340,556	$1,444,550	$192,030	$183,745
Performance Awards (6)	$—	$244,596	$2,725,750	$463,228	$430,364
Health and Welfare Benefits (7)	$—	$31,220	$29,778	$7,741	$21,066
Total	$729,272	$1,403,560	$6,037,578	$1,558,999	$1,447,175

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(1)For fiscal year 2023 all options have vested.

(2)Values are determined by multiplying the number of shares of RSUs eligible to vest upon qualifying termination by $27.71, the closing market price of the Company's common stock as reported on the New York Stock Exchange on the last trading day of the fiscal year, March 31, 2023.

(3)Values in this row reflect a pro-rata target level payout pursuant to PSUs for the fiscal year 2022-2024 and 2023-2025 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of PSUs by $27.21, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2023, the last trading day of the fiscal year. Additionally, values in this row include the value of Special Retention Awards for Mr. Crandell assume the satisfaction of the condition of the award as described under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Awards for the Company's Separation."

(4)The Income Security Plan does not have tax gross-up provisions, and automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

(5)Approximate value of six months of outplacement, which the executive officer can elect in the officer's discretion.

(6)Values in this row reflect PSUs for the fiscal year 2022-2024, 2023-2025, and 2024-2026 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of PSUs by $27.71, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2023, the last trading day of the fiscal year. Additionally, values in this row include the value of Special Retention Awards for Mr. Crandell assume the satisfaction of the condition of the award as described under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Special Retention Awards for the Company's Separation."

(7)For purposes of quantifying health and welfare benefits, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.

(8)In fiscal year 2023 Mr. McArthur did not qualify for payments upon termination without cause, for death or disability, or following a change of control under the Company's Income Security Plan, Executive Severance Plan or Executive Incentive Plan.

(9)Potential payouts under the Company's Annual Incentive Plan were not determinable as of March 31, 2023, and thus were excluded from this row. For further information on entitlement to payments under the Company's incentive plan upon termination see Compensation Discussion and Analysis - Compensation for Fiscal Year 2023 - Annual Cash Incentive Compensation for Fiscal Year 2023.
Fiscal Year 2023 Separation Agreements
In connection with his termination of employment on March 31, 2023 ("Metz Separation Date"), the Company deemed Mr. Metz eligible for the following benefits under the involuntary termination without cause provisions of the Company's Executive Severance Plan: a lump sum cash severance equal to 100% of his then-current base salary ($1,100,000), the amount earned by Mr. Metz under the Company's Annual Incentive Plan for the fiscal year ended March 31, 2023, based on actual Company performance ($1,487,120), accelerated vesting of the portion of his unvested time-based RSUs that would have vested had he remained employed by the Company for 12 months following the Metz Separation Date (39,944 shares valued at $1,106,848), payment of pay health care premiums for up to 18 months following the Metz Separation Date, and his unvested PSUs remained outstanding and eligible to vest (on a pro-rated basis) in accordance with the existing terms thereof.
In connection with his termination of employment on April 4, 2023 ("Ramsey Separation Date"), the Company deemed Mr. Ramsey eligible for the following benefits under the involuntary termination without cause provisions of the Company's Executive Severance Plan: a lump sum cash payment in an amount equal to 100% of his then-current base salary ($425,000), the amount earned by Mr. Ramsey under the Company's Annual Incentive Plan for fiscal year 2023, based on actual Company performance ($252,810), accelerated vesting of the portion of his unvested time-based RSUs that would have

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vested had he remained employed by the Company for 12 months following the Ramsey Separation Date (2,359 shares valued at $65,368), a lump sum cash payment of $20,000 to cover the cost of health care coverage and outplacement services, and his unvested PSUs remained outstanding and eligible to vest (on a pro-rated basis) in accordance with the existing terms thereof.
In connection with her termination of employment on December 31, 2022 ("Reisdorf Separation Date"), the Company deemed Ms. Reisdorf eligible for the following benefits under the involuntary termination without cause provisions of the Company's Executive Severance Plan: a lump sum cash severance equal to 12 months of her then-current base salary ($320,000), the pro rata amount earned by Ms. Reisdorf under the Company's Annual Incentive Plan ($104,208), a lump sum cash payment of $15,000 to cover the cost of health care coverage, accelerated vesting of the portion of her unvested time-based RSUs that would have vested had she remained employed by the Company for 12 months following the Reisdorf Separation Date (8,825 shares valued at $251,777), and her unvested PSUs remained outstanding and eligible to vest (on a pro-rated basis) in accordance with the existing terms thereof.

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MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on this review and these discussions with management, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K.
This report is provided by the:
Management Development and Compensation Committee
Robert M. Tarola, Chair
Michael Callahan
Frances P. Philip
Michael D. Robinson
Lynn M. Utter
Bruce Grooms

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AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Robert M. Tarola is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:
•the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;
•Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;
•Vista Outdoor's independent auditors, including their qualifications and independence;
•Vista Outdoor's systems of internal controls, including the internal audit function;
•Vista Outdoor's accounting and financial reporting process generally; and
•Vista Outdoor’s risk management and business ethics programs.
In this context, the Audit Committee has:
•reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2023;
•discussed with Deloitte the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;
•discussed with Deloitte the firm's commitment to audit quality;
•received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and
•discussed with Deloitte the firm's independence and considered whether Deloitte’s provision of non-audit services to the Company is compatible with the firm’s independence.
Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10‑K for the fiscal year ended March 31, 2023, filed with the Securities and Exchange Commission.
Audit Committee
Lynn Utter, Chair
Mark A. Gottfredson
Robert M. Tarola
Bruce Grooms
Gerard Gibbons

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

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PAY VERSUS PERFORMANCE
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.

Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for Mr. McArthur PEO(2)	Summary Compensation Table Total for Mr. Metz PEO(2)	Compensation Actually Paid to Mr. McArthur PEO(3)	Compensation Actually Paid Mr. Metz PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:(4)		GAAP Net Income ($mil.)	EBIT(6) ($mil.)
							Vista Outdoor Total Shareholder Return	Peer Group Total Shareholder Return(5)
FY23	$1,008,887	$4,040,234	$973,962	$(9,325,604)	$1,101,020	$(455,625)	$315	$180	$(10)	$523
FY22	$—	$12,460,138	$—	$30,598,840	$1,893,868	$2,838,635	$406	$198	$473	$646
FY21	$—	$14,052,545	$—	$54,825,317	$2,245,107	$4,999,530	$364	$195	$266	$290

(1) Gary L. McArthur succeeded Christopher T. Metz as PEO in Fiscal 2023 (on February 1, 2023 as interim CEO). Mr. Metz served as the PEO for the entirety of Fiscal 2022 and Fiscal 2021. Our Non-PEO NEOs for the applicable fiscal years were as follows:
• FY23: Andrew J. Keegan, Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, Bradford E. Crandell, Dylan Ramsey, and Kelly L. Reisdorf
• FY22: Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, and Dylan Ramsey
• FY21: Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, Dylan Ramsey, and Miguel A. Lopez

(2) Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEOs, Messrs. McArthur and Metz, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.

(3) Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for our PEOs, Messrs. McArthur and Metz, and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.

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	Fiscal Year 2023			Fiscal Year 2022		Fiscal Year 2021
	McArthur PEO	Metz PEO	Average Non-PEO NEOs	Metz PEO	Average Non-PEO NEOs	Metz PEO	Average Non-PEO NEOs
Summary Compensation Table Total	$1,008,887	$4,040,234	$1,101,020	$12,460,138	$1,893,868	$14,052,545	$2,245,107
Minus Change in Pension Value Reported in SCT for the Fiscal Year	$—	$—	$—	$—	$—	$—	$—
Plus Pension Value Service Cost for the Fiscal Year	$—	$—	$—	$—	$—	$—	$—
Minus Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	$739,981	$—	$350,497	$8,529,303	$858,269	$10,936,329	$1,320,406
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	$729,272	$—	$347,606	$21,329,876	$1,262,921	$24,364,028	$2,835,867
Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$—	$(1,502,392)	$(128,416)	$2,977,287	$410,246	$17,650,731	$876,368
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	$—	$—	$—	$—	$—	$—	$—
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year	$(24,216)	$(6,576,766)	$(502,987)	$2,360,842	$129,869	$9,694,342	$505,852
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	$—	$5,286,680	$922,351	$—	$—	$—	$143,258
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	$—	$—	$—	$—	$—	$—	$—
Compensation Actually Paid	$973,962	$(9,325,604)	$(455,625)	$30,598,840	$2,838,635	$54,825,317	$4,999,530

In the table above the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

(4) Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on March 31, 2019, and ending on March 31 of each of 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5) “Peer Group” represents the S&P Small Cap 600 Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(6) EBIT is the company-selected measure. Values shown reflect EBIT as calculated for purposes of our executive compensation program for the applicable reporting fiscal year (a non-GAAP financial measure). See Appendix A in this Proxy Statement for a reconciliation from GAAP reported results.

Performance Measures Used to Link Company Performance and CAP.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for Fiscal 2023. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our LTI performance stock units. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.

Earnings Before Interest and Income Tax (EBIT)
Earnings Per Share (EPS)
Free Cash Flow
Organic Sales
Relative Total Stockholder Return

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Relationship Between CAP and TSR.
The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the PEO and Non-PEO NEOs.

Pay Versus Performance: Total Shareholder Return
PEO CAP (McArthur)
PEO CAP (Metz)
Avg. Non-PEO NEOs CAP
Vista Outdoor TSR
S&P Small Cap 600 TSR
Total Shareholder Return (TSR)
Compensation Actually Paid ($ millions)
$500
$400
$300
$200
$100
$0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$5.0
$30.6
$2.8
$1.0
($9.3)
($0.5)
$100
$364
$406
$315
$100
$195
$198
$180
FY2021
FY2022
FY2023

Relationship Between CAP and GAAP Net Income.
The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our GAAP Net Income.

Pay Versus Performance: GAAP Net Income
PEO CAP (McArthur)
PEO CAP (Metz)
Avg. Non-PEO NEOs CAP
GAAP Net Income
GAAP Net Income ($ millions)
Compensation Actually Paid ($ millions)
$800
$600
$400
$200
$0
($200)
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$266.0
$5.0
$473.2
$30.6
$2.8
$1.0
($9.7)
($0.5)
($9.3)
FY2021
FY2022
FY2023

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Relationship Between CAP and EBIT (our Company-Selected Measure).
The graph below reflects the relationship between PEO and Average Non-PEO NEOs CAP and the Company's EBIT.

Pay Versus Performance: EBIT
PEO CAP (McArthur)
PEO CAP (Metz)
Avg. Non-PEO NEOs CAP
EBIT
GAAP Net Income ($ millions)
Compensation Actually Paid ($ millions)
$800
$600
$400
$200
$0
($200)
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$290.1
$5.0
$646.0
$30.6
$2.8
$523.0
$1.0
($9.3)
($0.5)
FY2021
FY2022
FY2023

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CEO PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and item 402(u) of the SEC's Regulation S-K, we are providing information about the relationship of the annual total compensation of our median employee and the annual total compensation of our principal executive officer, Interim Chief Executive Officer, Gary L. McArthur. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with item 402(u) of the SEC's Regulation S-K.
We have estimated the median of the fiscal year 2023 annual total compensation of our employees, excluding Mr. McArthur and Mr. Metz, selected the median employee pursuant to the analysis described below, and determined that the annual total compensation of the median employee for the period was $62,142. The total fiscal year 2023 adjusted compensation of our Interim Chief Executive Officer was $1,675,089. The ratio of the total compensation of our Interim Chief Executive Officer to the annual total compensation of our median employee was 27 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities and Exchange Commission.
The following paragraphs provide important context related to our employee population and describe the methodology and the material assumptions, adjustments, and estimates that we used to determine the median employee and calculate this ratio.
We selected March 31, 2023, the end of our fiscal year, as the date upon which we would identify the “median employee,” because it enabled us to make such identification in a reasonably efficient and economical manner.
Earnings of our employees outside the United States were converted to U.S. dollars using the currency exchange rates as of March 31, 2023. We did not make any cost of living adjustments.
To identify the median employee, we utilized the annualized fiscal year 2023 base salary for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation of our employees. We conducted an analysis to find a new median employee because of the significant change in our employee population following our acquisitions of Fox Racing and Simms Fishing in fiscal year 2023. We have estimated the median of the fiscal year 2023 annual base salary of our employees, excluding Mr. McArthur, to be $60,923.
Using this measure, we identified a median employee who is a full-time, hourly manufacturing employee located in the United States. Once we identified this median employee, we totaled all of the elements of the employee’s compensation for fiscal year 2023, including hourly wages and overtime, if any, in accordance with the requirements of the applicable rules of the Securities and Exchange Commission. This resulted in an annual total compensation of $62,142.
With respect to the annual total compensation of our Interim CEO, because he was not appointed as Interim CEO until February 1, 2023, we adjusted the amount reported in the "Total" column for fiscal year 2023 of our Summary Compensation Table included in this proxy statement by annualizing his monthly stipend and removing stock awards granted and compensation paid for his services when he was a member of the Company's board, resulting in an adjusted total compensation of $1,675,089.
The Securities and Exchange Commission's rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, our pay ratio may not be comparable to the pay ratio reported by other companies, as other companies could have headquarters and offices in different countries, have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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DIRECTOR COMPENSATION
Summary Compensation Information
    Only non-employee directors receive compensation for their service on the Board of Directors. The annual compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•an annual award of restricted stock units, valued at $140,000 at the time of grant;

•an annual cash retainer of $95,000;

•an additional annual cash retainer of $105,000 for the independent Chair of the Board; and

•an additional annual cash retainer of $15,000 for the Chair of the Audit Committee, $10,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee.

The annual restricted stock unit award is granted following the annual meeting of stockholders each year. Cash amounts are paid in a lump sum following the annual meeting of stockholders each year. The Company does not pay any additional fees for Board and Committee meetings attended.

The Company's non-employee directors also receive a one-time grant of restricted stock units (a “Director Staking Grant”) with a grant-date value of $110,000 upon the effective date of their appointment to the Board. The Director Staking Grants are awarded as a means of ensuring robust initial equity ownership among the Company's non-employee directors. The Director Staking Grants vest in three equal installments on the first, second and third anniversaries of the grant date.

Non-Employee Director Restricted Stock Unit Awards
As described above, each non-employee director receives an award of restricted stock units under the Company's 2020 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $140,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Restricted stock unit awards are granted pursuant to restricted stock unit agreements that generally provide for vesting on the one-year anniversary of the grant date or, if earlier, the occurrence of the Company's next annual meeting of stockholders following the grant date. The awards will accelerate and vest earlier, however, in connection with a change in control or if the director ceases to serve as a member of the Board as a result of disability, death or pursuant to a retirement that is approved in the sole discretion of the Board. Except as provided in the previous sentence, if a director ceases to be a member of the Board prior to vesting, the director forfeits all rights in unvested restricted stock units and deferred stock units (described below), as applicable. The planned Separation described above will not constitute a change of control for purposes of accelerated vesting of non-employee director restricted stock awards.
Non-employee directors may elect to receive additional restricted stock units or deferred stock units in lieu of cash retainers, and may elect to receive deferred stock units in lieu of annual restricted stock unit awards that they would otherwise receive. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock units. The deferred stock units are subject to the same vesting terms described above, but directors who make such a deferral election will have no voting rights as stockholders of Vista Outdoor with respect to deferred stock units until the shares are paid out. Payment of vested deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.
Non-Employee Director Annual Product Allowance
Each non-employee director has the option to receive Company products, up to the value of $3,000 per year, to utilize and review for the Company.

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Director Compensation (Fiscal Year 2023)
The following table shows the annual retainer and fees earned by the Company's non-employee directors for the fiscal year ended March 31, 2023, and either paid in cash or deferred at the election of the director. Mr. McArthur's compensation for fiscal year 2023, including the compensation he received for his director services, is reported in the Summary Compensation Table. The table below also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock unit awards and deferred stock units is provided in footnote 2 below.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation (3) ($)	Total ($)
Michael Callahan	$200,000	$139,988	$268	$340,256
Gerard E. Gibbons	$95,000	$139,988	$3,000	$237,988
Mark A. Gottfredson	$95,000	$139,988	$4,146	$239,134
Bruce Grooms	$95,000	$139,988	$—	$234,988
Tig H. Krekel(4)	$95,000	$139,988	$235,000	$469,988
Frances P. Philip	$105,000	$139,988	$2,972	$247,960
Michael D. Robinson	$95,000	$139,988	$1,970	$236,958
Robert M. Tarola	$105,000	$139,988	$1,759	$246,747
Lynn M. Utter	$—	$234,974	$2,757	$237,731

(1)As a result of being appointed Interim Chief Executive Officer Mr. McArthur's compensation is included in the above "Summary Compensation Table."

(2)This column shows the grant date fair value determined in accordance with FASB ASC Topic 718 computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock unit awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. On July 26, 2022, each non-employee director received 4,859 restricted stock units or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $28.81. Additionally, on July 26, 2022 at the same closing price per share, Messrs. Gibbons and Grooms received staking grants of 3,818 restricted stock units, and Ms. Utter elected to receive 3,297 deferred stock units in place of her annual cash retainer. No other equity awards were made to our non-employee directors during the fiscal year ended March 31, 2023.

(3)The aggregate number of unvested restricted stock units and deferred stock units held by each non-employee director as of March 31, 2023, were as follows:

Name	Shares of Restricted Stock Units	Deferred Stock Units
Michael Callahan	4,859	—
Gerard E. Gibbons	8,677	—
Mark A. Gottfredson	4,859	6,053
Bruce Grooms	8,677	—
Frances P. Philip	8,299	—
Michael D. Robinson	—	14,548
Robert M. Tarola	4,859	—
Lynn M. Utter	3,440	14,259

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(4)The amount reported in this column includes Company matching contributions to certain non-profit organizations selected by the directors as well as the value of product received under the non-employee director annual product allowance. None of the non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2023, except Mr. Krekel, as described in footnote 4 below.

(5)Mr. Krekel retired from the Board of the Company on March 2, 2023. In recognition of his long service to the company and his agreement to continue to serve the Company as a director emeritus for one year following his retirement, the Company entered into a Retirement Agreement with Mr. Krekel that provided him with accelerated vesting of 4,859 unvested RSUs and 44,159 earned and deferred stock units, and a lump sum payment of $235,000.

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PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter to be elected at the Annual Meeting to serve for a term of one year, to hold office until the 2024 annual meeting of stockholders and until their successors have been duly elected and qualified.
Each nominee has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable to serve, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter will each be elected as a director of Vista Outdoor if the votes cast in favor of their election at the Annual Meeting exceed the votes cast against their election, or withheld. Pursuant to the terms of our Guidelines on Corporate Governance, if, in an election of directors that is not a contested election (such as this one), the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
    Our Board of Directors recommends a vote FOR the election of each of Michael Callahan, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Gary L. McArthur, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter for a term of one year, to hold office until the 2024 annual meeting of stockholders and until their successors have been duly elected and qualified.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF VISTA OUTDOOR'S NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to the named executive officers of Vista Outdoor Inc., as disclosed in the proxy statement for the 2023 annual meeting of stockholders of Vista Outdoor Inc., pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The MDCC believes that the compensation of our named executive officers as disclosed in this proxy statement, was reasonable and appropriate, and guided by our executive compensation philosophy to ensure that management's interests are aligned with our stockholders' interests to drive the achievement of the goals of our strategic transformation plan and create long-term stockholder value.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the MDCC will take into account the results of the "say on pay" vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur at the annual meeting of stockholders in 2024.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on named executive officer compensation.

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PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024. Stockholders are being asked to ratify this appointment. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
Deloitte has served as the Company’s independent registered public accounting firm since 2014. The Audit Committee annually evaluates Deloitte’s independence and performance and determines whether to retain Deloitte or consider other audit firms. Factors considered by the Audit Committee in making its determination on the appointment include:
•The performance of Deloitte in prior years, including the quality and extent of Deloitte’s communications with the Audit Committee and the results of management’s and the Audit Committee’s annual evaluations of the qualifications, and performance;
•Deloitte’s independence and processes for maintaining independence;
•External data on audit quality and performance, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection;
•The appropriateness of Deloitte’s fees, both on an absolute basis and as compared to its peer firms; and
•The performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to the Company's account.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders.
The Audit Committee also oversees the process for, selection and approval of our independent registered public accounting firm's lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the committee's instruction, Deloitte will select a small number of candidates to be considered for the lead engagement partner role who are interviewed by members of the Audit Committee. After discussing the qualifications of the proposed leading candidate with the current lead engagement partner, the leading candidate will be interviewed by the committee individually or as a group. The Audit Committee will then consider this appointment and approve the selection as a group. A new lead engagement partner was appointed for the fiscal year 2024 audit.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. Although the Audit Committee has discretionary authority to appoint the company’s independent registered public accounting firm, the Board is seeking stockholder ratification of the appointment of Deloitte as a matter of good corporate governance. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2024, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2024 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2020 Stock Incentive Plan and 2014 Stock Incentive Plan as of March 31, 2023. We do not maintain any equity compensation plans that have not been approved by security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2020 and 2014 Stock Incentive Plans (1)
Stock Options	45,270	$17.86
Restricted Stock Units	694,843
Deferred Compensation (2)	46,180
Performance Awards (3)	485,808
Total	1,272,101		1,183,909
__________________________________________________________

(1)Amounts in column (a) include outstanding equity awards granted under our 2020 Stock Incentive Plan and under our 2014 Stock Incentive Plan, which was replaced by our 2020 Stock Incentive Plan in August 2020. The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under our 2020 Stock Incentive Plan and the remaining shares available for issuance under our 2014 Stock Incentive Plan at the time it was replaced by our 2020 Stock Incentive Plan.
(2)Shares reserved for payment of deferred stock units in accordance with the terms of our 2020 and 2014 Stock Incentive Plans.
(3)Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the PSUs based on achievement of the highest level of performance. The actual number of shares to be issued will depend on the performance levels achieved for the respective performance periods.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 1, 2023 by each person known by the Company to beneficially own more than 5% of the Company's common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Outstanding
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	9,059,991	(a)	16.0%
Gates Capital Management, L.P. 1177 Avenue of the Americas, 46th Floor New York, New York 10036	5,409,891	(b)	9.6%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	5,057,716	(c)	8.9%
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas, 78746	3,409,258	(d)	6.0%
	22,936,856		40.50%
(a)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 24, 2023, as of December 31, 2022, BlackRock, Inc. ("BlackRock"), a parent holding company, had sole voting power with respect to 8,967,078 shares and sole dispositive power with respect to 9,059,991 shares.
(b)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2023, as of December 31, 2022, Gates Capital Management, L.P., a registered investment adviser, Gates Capital Management GP, LLC, Gates Capital Management, Inc. and Jeffrey L. Gates (collectively, "Gates"), together had shared voting power with respect to 5,409,891 shares and shared dispositive power with respect to 5,409,891 shares.
(c)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2023, as of December 31, 2022 The Vanguard Group ("Vanguard"), a registered investment adviser, had sole voting power with respect to zero shares, shared voting power with respect to 37,998 shares, sole dispositive power with respect to 4,968,818 shares and shared dispositive power with respect to 88,898 shares.
(d)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2023, as of December 31, 2022, Dimensional Fund Advisors LP ("Dimensional"), a registered investment adviser, had sole voting power with respect to 3,342,080 shares and sole dispositive power with respect to 3,409,258 shares. Dimensional disclaims beneficial ownership of these securities.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 1, 2023 by (1) each of our directors and nominees, (2) each named executive officer identified in the Named Executive Officer Tables included in this proxy statement, and (3) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them. The information for Mssrs. Metz, Priyadarshi, and Ramsey and for Ms. Reisdorf are based on the Company's records as of their respective termination dates.

Name of Beneficial Owner	Common Stock	Stock that May Be Acquired Within 60 Days (1)	Total Beneficial Ownership (2)	Percent of Shares Outstanding
Christopher T. Metz	920,549	—	920,549	1.59%
Sudhanshu Priyadarshi	22,070	—	22,070	*
Andrew Keegan	21,970	2,867	24,837	*
Jason R. Vanderbrink	121,568	12,616	134,184	*
Mark R. Kowalski	62,097	3,508	65,605	*
Dylan S. Ramsey	25,262	—	25,262	*
Bradford E. Crandell	54,013	2,209	56,222	*
Kelly Reisdorf	39,364	—	39,364	*
Michael Callahan	50,503	4,859	55,362	*
Gerard Gibbons	—	6,132	6,132	*
Mark A. Gottfredson	51,771	10,912	62,683	*
Bruce E. Grooms	—	6,132	6,132	*
Gary L. McArthur	45,215	16,179	61,394	*
Frances Philip	21,839	4,859	26,698	*
Michael Robinson	21,430	8,495	29,925	*
Robert M. Tarola	57,609	4,859	62,468	*
Lynn Utter	18,203	14,259	32,462	*
All current directors and executive officers as a group (14 persons)	532,786	97,886	630,672	1.09%
*Less than 1%
(1)For executive officers, this amount includes shares underlying stock options that are exercisable within 60 days after June 1, 2023 and assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable. For directors, this amount includes RSUs that have vested or will vest within 60 days after June 1, 2023 for which delivery of the shares of common stock underlying the stock units is deferred until the director’s service with the Board ends.
(2)Excludes RSUs and deferred stock units without voting rights under our 2014 Stock Incentive Plan or 2020 Stock Incentive Plan that will not vest within 60 days of June 1, 2023.
The following represents the unvested stock-settled RSUs held by our named executive officers and directors which will be settled in an equivalent number of shares of our common stock upon vesting and the unvested deferred stock units without voting rights held by our directors under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan as of June 1, 2023.

Name of Beneficial Owner	Stock Settled Restricted Stock Units and Deferred Stock Units
Christopher T. Metz	—
Sudhanshu Priyadarshi	—
Andrew Keegan	9,481
Jason R. Vanderbrink	52,131
Mark R. Kowalski	6,930
Dylan S. Ramsey	—
Bradford Crandell	6,631
Kelly Reisdorf	—
Michael Callahan	4,859
Gerard Gibbons	8,677
Mark A. Gottfredson	4,859
Bruce E. Grooms	8,677
Gary L. McArthur	83,136
Frances P. Philip	4,859
Michael D. Robinson	4,859
Robert M. Tarola	4,859
Lynn M. Utter	8,156
All current directors and executive officers as a group (14 persons)	214,257

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of the Company's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for the fiscal year ending March 31, 2023 (referred to as "fiscal year 2023") were timely filed, except that, due to an administrative error, a Form 4 reflecting 9,150 stock options exercised and then sold by Jason Vanderbrink on May 13, 2022, was not timely filed.

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RELATED PERSON TRANSACTIONS
The Company is required to disclose certain transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities.

The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. In considering such transactions, the Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the transaction, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the transaction under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

Based on information available to the Company and provided by the Company's directors and executive officers, except as described below, the Company does not believe that there have been any transactions since March 31, 2022 that would be required to be disclosed as a "related person transaction" pursuant to the applicable rules of the Securities and Exchange Commission.

Our previous Chief Executive Officer, Christopher Metz, owned a 50% interest in an entity that owns an aircraft that was operated by an FAA-certified charter operator. From time to time, while Mr. Metz was our Chief Executive Officer, Mr. Metz and other executives of the Company used this aircraft for travel in connection with our business. We paid for such use at a rate that is lower than the regular hourly flight rate charged by comparable third-party charter flight operators. In addition, the charter operator did not charge us customary cancellation fees or require us to commit to a customary block charter guarantee. The usage of this plane increased productivity for our senior executives by allowing them to reach our geographically dispersed manufacturing and distribution locations that are difficult to travel to via commercial airlines. Mr. Metz and other executives reimbursed the Company for the cost of travel for any of their family members that accompanied them on business trips on this airplane. During fiscal year 2023, the Company paid $2,086,585.43 for business-related use of this aircraft. Our use of this aircraft was approved by the Nominating and Governance Committee, which concluded that the arrangement provided a cost savings for the Company over third-party charter flight operators and allowed for greater time efficiency and productivity and enhanced safety and security for our executives.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services to the Company.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of the independent auditors. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with auditor independence. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval granted by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, and tax fees billed for services by Deloitte & Touche LLP for fiscal years 2023 and 2022. The increase in total fees from fiscal year 2022 to fiscal year 2023 was primarily driven by the additional work required for acquisitions and in anticipation of the Separation, which is expected to occur later in calendar year 2023. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2023	Fiscal Year Ended 3/31/2022
Audit Fees	$3,341,767	$2,030,789
Audit-Related Fees	$3,837,847	$—
Tax Fees	$62,450	$83,414
Total Fees	$7,242,064	$2,114,203

The Audit Fees billed or to be billed for the fiscal year ended March 31, 2023, and March 31, 2022, were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2023, were primarily for audit procedures performed in conjunction with the preparation of stand-alone financial statements in anticipation of the Separation.
The Tax Fees billed in each of the fiscal years ended March 31, 2023, and March 31, 2022, were for services related to tax compliance, tax advice and tax planning.

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FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2024 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act. You must also ensure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by February 13, 2024. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2024 annual meeting of stockholders, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than March 27, 2024, and no later than April 26, 2024. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Stockholders who intend to solicit proxies in reliance on the SEC's universal proxy rule for director nominees submitted under the advance notice requirement of our bylaws must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2024 annual meeting of stockholders without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than March 27, 2024, and no later than April 26, 2024. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2024 annual meeting of stockholders will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2024 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's bylaws. If you would like to receive a copy of the provisions of the Company's bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.

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ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2023, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 1 Vista Way, Anoka, MN 55303. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Jeffrey Ehrich General Counsel & Corporate Secretary (Interim)
June 12, 2023

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Annex A

Reconciliation of Certain non-GAAP Financial Measures

The earnings before interest and income tax ("EBIT"), free cash flow and sales results presented below and in this Proxy Statement in connection with the discussion of fiscal year 2023 annual incentive plan achievement are non-GAAP financial measures.

Vista Outdoor defined fiscal year 2023 EBIT for annual and long-term incentive plan purposes as operating income plus other income, net excluding, where applicable, the results of our Fox Racing and Simms Fishing business units, which were acquired in fiscal year 2023 and the adjustment factors approved by the MDCC. For comparison, a calculation of fiscal year 2022 EBIT, prepared using the same adjustments, as well as adjustments to exclude results from our QuietKat, Venor, Foresight, Fiber Energy and Stone Glacier business units, which were acquired in fiscal year 2022, has also been presented.

Vista Outdoor defined fiscal year 2023 free cash flow as cash provided from operations less capital expenditures, subject to the same adjustment factors approved by the MDCC for purposes of calculating fiscal year 2023 EBIT, where applicable. For comparison, a calculation of fiscal year 2022 free cash flow, prepared using the same adjustments factors approved by the MDCC for the purposes of calculating the fiscal year 2022 EBIT, has also been presented.

For annual incentive plan purposes, Vista Outdoor defined fiscal year 2023 and 2022 Sporting Products sales as sales, net, EBIT as operating income plus other income, net and free cash flow as cash provided by operations less capital expenditures.

Vista Outdoor management is presenting these measures because they are used by the MDCC to measure performance under the Company's annual incentive plan and performance-based long term incentive plan, and because Vista Outdoor management believes that these measures provide investors with an important perspective on the operating results of the Company. Vista Outdoor's Board of Directors and management use these measures to assess business performance against the goals of our strategic transformation plan, as described in this Proxy Statement. Vista Outdoor’s definition may differ from those used by other companies.
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	FY2022						FY2023
	Vista Outdoor			Sporting Products			Vista Outdoor			Sporting Products
	EBIT (1)	Free Cash Flow(2)		Sales	EBIT (1)	FCF (2)	EBIT (1)	Free Cash Flow (2)		Sales	EBIT (1)	FCF (2)
Reported Results	$647.4	$288.7		$1,737.9	$600.4	$507.0	$110.0	$447.4		$1,757.9	$552.2	$562.3
(i) charges for extraordinary items and other unusual or non-recurring items of loss or gain				$—	$—	$—		$(44.3)		$—	$—	$—
(ii) asset impairments	$—	$—		$—	$—	$—	$374.4	$—		$—	$—	$—
(iii) litigation or claim judgments or settlements	$—	$—		$—	$—	$—	$—	$—		$—	$—	$—
(iv) changes in the Internal Revenue Code or tax rates	$—			$—	$—	$—	$—			$—	$—	$—
(v) changes in accounting principles	$—	$—		$—	$—	$—	$—	$—		$—	$—	$—
(vi) changes in other laws, regulations or other provisions affecting reported results	$—	$—		$—	$—	$—	$—	$—		$—	$—	$—
(vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities	$—	$—		$—	$—	$—	$45.4	$31.0		$—	$—	$—

(viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt, including the operating results of any business acquired or disposed of in the year of such acquisition or disposal	$(1.4)	$36.7		$—	$0.4	$(0.4)	$(6.7)	$12.4		$—	$—	$—

(ix) foreign currency exchange gains or losses	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(x) Adjustments for divested business units
(xi) changes as a result of Coronavirus

Total Adjustments	$(1.4)	$36.7		$—	$0.4	$(0.4)	$413.1	$(0.9)		$—	$—	$—

Pro Forma Adjusted Results for Incentive Plan Purposes	$646.0	$325.4		$1,737.9	$600.8	$506.6	$523.1	$446.5		$1,757.9	$552.2	$562.3

(1) Reported EBIT is defined as operating income plus other income, net.
(2) Reported Free Cash Flow defined as GAAP cash provided from operations less capital expenditures.
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VISTA OUTDOOR
VISTA OUTDOOR INC.
1 VISTA WAY
ANOKA, MN 55303

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18752-P91727

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. Michael Callahan	☐	☐	☐
1b. Gerard Gibbons	☐	☐	☐
1c. Mark A. Gottfredson	☐	☐	☐
1d. Bruce E. Grooms	☐	☐	☐
1e. Gary L. McArthur	☐	☐	☐
1f. Michael D. Robinson	☐	☐	☐
1g. Robert M. Tarola	☐	☐	☐
1h. Lynn M. Utter	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.	**For**	**Against**	**Abstain**
3. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2024	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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VISTA OUTDOOR

VISTA OUTDOOR INC.

Virtual Annual Meeting Site: www.virtualshareholdermeeting.com/VSTO2023

Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)

Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Tyler Lindwall, Vice President, Investor Relations, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303 (telephone: 763-433-1058; e-mail: tyler.lindwall@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

V18753-P91727

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Gary L. McArthur and Jeffrey A. Ehrich, and either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2023 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on June 1, 2023, at the Annual Meeting of Stockholders to be held at 9:00 A.M., CDT, on July 25, 2023 at www.virtualshareholdermeeting.com/VSTO2023, or at any adjournment(s) or postponement(s) thereof (the "2023 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2023 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2023 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Continued and to be signed and dated on the reverse side